[cover]

                               Semi-Annual Report

                  Citizens Index Portfolio earned 5 stars from

                               December 31, 1997

                    Mutual Funds Magazine among 2,618 equity

                    funds for the period 3/31/95 to 12/5/97.

                       [star] [star] [star] [star] [star]

                  Only the top 20% received 5 stars, the next

                 20% got 4 stars and the rest...well, you know*

                                 [logo]CITIZENS
                                       TRUST(TM)

[inside front cover]

                    Socially and Environmentally Responsible
                              No Load Mutual Funds

                                 [logo]CITIZENS
                                       TRUST(TM)




Performance data quoted represents past performance which does not guarantee future results. Investment return and principal value in the Citizens Trust Portfolios will fluctuate so that shares, when redeemed, may be worth more or less than the original cost.

Please read our fund prospectus carefully, which includes complete details on fees and expenses, before you invest or send money. Should you need an additional prospectus, please call 800-223-7010.

*Mutual Funds Magazine rankings are based upon total return and risk for ten years or since inception, which is March 3, 1995 for the Citizens Index Portfolio.

                                                                  Citizens Trust

[Picture of Sophia Collier]

Dear Shareholders,

      I am very pleased to present this semi-annual report because 1997 was a truly remarkable year at Citizens Trust. All of the Fund's portfolios turned in positive performances in 1997, proving once again that good companies can also be good investments. With such strong performance it was natural for the Fund as a whole to grow in size as shareholder accounts grew in value and new shareholders joined the Fund. We began the year with $405 million in assets. As of December 31, 1997, portfolio assets totaled more than $547 million, an increase of 35%.

     As I have done in the past, I want to highlight how our Citizens Index Portfolio stacked up against the Vanguard Index 500. I compare us to Vanguard because the Index 500 is the nation's largest index fund and shares our own Citizens Index Portfolio's investment objective of growth and income. Due in part to its enormous size, the Vanguard Index 500 enjoys the advantage of a lower expense ratio (.20% vs. 1.59% for the Citizens Index Portfolio). Nevertheless, we were able to beat Vanguard once again in 1997 and deliver a higher total return to our shareholders. For the one-year ended December 31, 1997, the Citizens Index Portfolio (Retail Class) had a total return of 34.96%, while the Vanguard Index 500 Portfolio had a total return of 33.21%. (Annual total return since inception (3/3/95) for the Citizens Index Portfolio was 29.07% for the same period.)

     In fact, not only did the Citizens Index Portfolio outperform the Vanguard Index 500 - it also outperformed 96% of all index funds tracked by Morningstar, Inc. for the one-year period ended December 31, 1997. (The Institutional Class was ranked #3 and the Retail Class was ranked #6 out of 145 index funds tracked by Morningstar over that period.) The Citizens Index Portfolio's annual return of 34.96% also substantially outdistanced the average of 27.70% for other growth and income funds for the one-year period ended December 31, 1997. Not surprisingly, The Citizens Index Portfolio was awarded the highest 5-star ranking by Mutual Funds magazine in its February 1998 issue. (The Citizens Index Portfolio was rated since inception (3/3/95) among 2,618 domestic equity funds for the period ended 12/5/97.)*

     And it wasn't just the Index Portfolio making news in 1997. The Global Equity Portfolio and the Income Portfolio were each awarded 4 stars by Morningstar. (The Global Equity Portfolio was rated among 684 international equity funds for the three year period ended 12/31/97; the Income Portfolio was rated among 1,371 taxable bond funds for the three years and 771 such funds for the five years ended 12/31/97.) **

     The only portfolio that lagged its peer group in 1997 was our Citizens Emerging Growth Portfolio which invests in mid-cap domestic equities with the objective of aggressive growth. This portfolio had very strong performance in 1996. It actually was the #1 performing mid-cap fund in America out of 132 funds tracked by Lipper Analytical Services as of 8/5/96. However, its 1997 performance was weaker. Total return for the one year ended 12/31/97 was 17.69% and its average annual return since inception on 2/8/94 was 19.79%. While these are good numbers in absolute terms, they are lower than our peers in 1997. For the three years ended 12/31/97 this portfolio ranked #67 of 200 mid-cap funds tracked by Morningstar. We will be watching the Citizens Emerging Growth Portfolio carefully in 1998.

     Proactive management is what you should expect from Citizens Trust. When things are going well we seek to maintain good performance. When we have problems we work hard to fix them. An example of this was the recent successful merger of our two money market funds approved at our December shareholders meeting. This merger allowed us to reduce costs yet preserve, for our money market shareholders, the ATM access and other services offered through our E*Fund debit card. With this merger all Working Assets Money Market shareholders now have access to the E*Fund debit card and former E*Fund shareholders have a lower costing portfolio.

     Looking ahead, we are anticipating lower returns than we have enjoyed in the equity markets in the last three years. This is normal and natural. As most shareholders know, the equity market has returned an average of about 11% a year since 1925 through the present. The high returns of the last three years are unusual and will inevitably be followed by lower returns in future years. However, despite this sense of caution, we remain optimistic and, rain or shine, will continue to do our very best on behalf of our shareholders.

/s/ Sophia Collier
Sophia Collier
President
February 20, 1998

* Total return rankings for a 10 year period, or since inception, were combined with risk rankings to produce a final numerical ranking for each fund. Mutual Funds magazine awarded 5 stars to the 20% with the highest combined score and the next 20% received 4 stars.

** Morningstar ratings reflect historical risk-adjusted performance as of 12/31/97. Ten percent of the funds in a category receive 5 stars, 22.5% receive 4 stars, and the next 35% receive 3 stars.

                                                                  Citizens Trust

[picture of Ed Ek]

Ed Ek, a member of
the Citizens Index
Portfolio Management
team.

Portfolio:
Citizens Index

Objective:
Long-term capital
appreciation

The Ground Rules:
Invests up to 100%
of assets at all
times in the 300
companies that
comprise the
Citizens Index, in a
fixed proportion
equal to the market
weight of each
company.

The Results:
Total return for the
six and 12 month
periods ended
12/31/97 for the
Retail Class were
12.29% and 34.96%,
respectively. The
Institutional Class
returned 12.68% for
six months and
36.06% for the 12
months ended
12/31/97. The S&P
500 Index ended the
year with a six
month return of
10.58% and a 12
months total return
of 33.36%.


1997 Semi-Annual Report
Managers' Comments

Semi-Annual Recap/Citizens Index Portfolio

     In addition to being an outstanding year for the U.S. stock market, 1997 was a record-setting one as well. For the first time ever, the market (as measured by the S&P 500 Index) was up more than 20% for the third consecutive year. Giving rise to this has been an exceptional business environment: low and falling interest rates, low inflation and strong corporate profits. At year end, both classes of the Citizens Index Portfolio outpaced the portfolio's benchmark, the S&P 500 Index. The Institutional Class and Retail Class had a total return of 36.06% and 34.96%, respectively, versus the S&P 500 Index total return of 33.36% for the one year period ended 12/31/97.

     The passing of 1997 also marks the third anniversary of the Citizens Index and, with it, the third anniversary of outperformance. In each of the past three years, the Citizens Index outpaced the S&P 500 Index by at least 3%. On a three year cumulative return, the Citizens Index returned 144.19%, outperforming the S&P 500 Index return of 125.61% by 18.58%. (Of course, the return of the Citizens Index and the S&P 500 Index are hypothetical. Investment in the Citizens Index Portfolio or any mutual fund involves fees and expenses not reflected in the above-mentioned Index returns.)

     While stocks over the long-term have outperformed all other asset classes, the returns of the last three years cannot continue indefinitely. Having said that, conventional wisdom predicted modest or even negative returns for 1997, precisely because of high returns in 1996 and 1995, and conventional wisdom was quite wrong. Timing the ebbs and flows of the market is very difficult if not impossible. Mistakes can be quite costly, both in terms of opportunity costs (missing out on returns of the market) and transaction costs that come from redeploying assets. Putting together a long-term investment plan and sticking with it is one way to avoid such ill-timed strategies. An index fund, with its low turnover and long-term horizon, is a natural way to implement a long-term strategy.

     At the broader level, two of the largest sectors in the Citizens Index played an important part in outperforming the S&P 500 Index: technology and banking. Together in 1997, they contributed 2.72% toward the relative return of 3.95%. The company with the highest return for the year, both in the technology

1997 Semi-Annual Report
Manager's Comments

[picture of Richard Little]

Richard Little, a
member of the
Citizens Emerging
Growth Portfolio
Managment team.

Portfolio:
Citizens
Emerging Growth

Objective:
Aggressive growth

The Ground Rules:
During normal market
conditions, invests
at least 65% of the
portfolio in the
common stock or
preferred stock of
companies with an
average
capitalization of $2
billion.

The Results:
Total return of
11.44% for the six
month period ended
12/31/97; 17.69% for
the 12 month period
ended 12/31/97; and
19.79% average
annual return since
inception (2/8/94).
The Russell 2000
Index returned
10.95% and 22.24%
for the six and 12
month periods ended
12/31/97,
respectively.


sector and the Citizens Index overall, was Dell Computer, up 216%. Dell manufactures desktop computers, notebooks and network servers and is the leader in selling directly to customers over the telephone and internet. Sales have had strong growth throughout the world, and the company has captured the number-two market position in the U.S. The banking sector has benefited from two phenomena: takeovers as consolidation continues and strong profits as a result of falling interest rates.

     Because the Citizens Index is invested in the stock market at all times and contains 300 large, medium and small companies, its returns closely mirror the performance of the overall market, but with the benefits of a socially responsible approach. Going forward, we anticipate that this strategy of investing in the best companies within each sector will continue to serve us well.

Semi-Annual Recap/Citizens Emerging Growth Portfolio

     Small-cap stocks entered the second half of the year very much in favor. Their outperformance, which began in late spring, continued through the summer and into early fall. Unfortunately, the October stock market correction and the resulting desire for liquidity short-circuited small-cap stock performance as money flowed back into the perceived safety of large-cap, well-known companies. In December, we saw a return to strong performance for small-cap stocks, with the Russell 2000 Index up 1.65% versus the S&P 500 Index price increase of 1.57%.

     The Citizens Emerging Growth Portfolio's return for the six month period ended 12/31/97 was 11.44%. This compares favorably to the total return of the Russell 2000 Index, which was 10.95% for the same period. Our focus remains on companies with strong, underlying fundamentals and improved earnings prospects. With this strategy in place, we were able to avoid the many pitfalls in the market resulting from company warnings of earnings deterioration.

     Among the major contributors to the portfolio's return over the last 12 months was McKesson Corporation, a major healthcare supply management company in North America. From the time of its first purchase in January, 1997 through December 31, 1997, the stock had a total return of 94%. We continue to hold the stock and believe going forward, McKesson's outstanding management team will successfully

                                                                 Citizens Trust
[Picture of Lilia Clemente]

Lilia Clemente
a member of the
Citizens Global
Equity Portfolio
Management team.

Portfolio:
Citizens
Global Equity

Objective:
Capital appreciation

The Ground Rules:
Can invest anywhere
in the world,
providing it holds
at least 50%
non-U.S. companies
and is invested in a
minimum of three
countries. To reduce
risk, cannot invest
more than 25% in
emerging markets.

The Results: Total
return of 1.93% for
the six month period
ended 12/31/97;
19.91% for the 12
month period ended
12/31/97; and 11%
average annual
return since
inception (2/8/94).
The Financial Times
World Index lost
0.69% for six months
and earned 13.22%
for the 12 month
period ended
12/31/97.


execute its strategy to become the dominant player in the healthcare supply distribution industry.

     The Asian crisis produced severe problems for technology stocks in the second half of 1997. Many technology stocks suffered losses. While the portfolio had some disappointments, it also held a number of technology stocks which bucked the negative trend. Documentum, a company that provides document management software, benefited from strong domestic demand for their software. Another technology stock fighting the trend was Computer Horizons, a company that provides information technology staffing and consulting services, and which should benefit as the year 2000 approaches. Year 2000 (Y2K) compliance has been a much-talked-about-issue, and companies providing Y2K services performed well at the end of 1997. At year-end 1997, Computer Horizons was up 28% from its purchase at the end of September. Among our disappointments was KLA-Tencor, a leading manufacturer of yield monitoring and process control systems for the semi-conductor industry. This company suffered, along with other semi-conductor companies, as a result of a general slowdown in the industry and anticipated further slowing.

     We expect the large-cap versus small-cap stock performance dichotomy to narrow or even reverse in 1998. The ongoing economic slowdown in Asia-Pacific, expenses related to Y2K compliance and a strong dollar should weigh heavily on large-cap stocks. Smaller companies with a domestic focus and solutions for current business problems, such as Y2K compliance, should fare well. Our intention is to continue to produce strong results for our investors while maintaining our focus on smaller companies with superior growth dynamics.

Semi-Annual Recap/Citizens Global Equity Portfolio

     Asia's economic meltdown has dominated one of the most dramatic years the business world has seen in recent times. However, with careful portfolio management we were able to insulate ourselves from most of the damage. Careful country allocation was a significant benefit to the portfolio's performance. Limited exposure to Southeast Asia and Japan, coupled with a heavy investment in Europe, proved to be a winning combination. The approach of the single European currency has driven productivity gains through corporate restructuring and consolidation, which have benefited the European stock markets in 1997.

1987 Semi-Annual Report
Manager's Comments

     The Asian crisis first showed up in late spring of 1997, with attacks on the region's minor currencies. However, it came to a head in October, when even the Hong Kong dollar (the currency of the area's second largest economy) came under pressure, and with it, clear repercussions for the world's top financial markets.

     When the speculative bubble in Asia burst, the world got a clearer picture of the problems in Japan, a country which has been mired in a serious political and financial crisis since the end of the 1980s. In addition, the 11th largest economic power in the world, South Korea, was brought to its knees and forced to ask the International Monetary Fund for significant financial help. Asia's troubles helped trigger a global stock market slide at the end of October, nearly coinciding with the 10th anniversary of the 1987 crash. Alan Greenspan, Chairman of the U.S. Federal Reserve, whose pronouncements have frequently stirred financial markets, saw some benefits for the United States from the October stock market shakeout. Mr. Greenspan, who warned a year ago of "irrational exuberance" on Wall Street, said the October stock market downturn could be a healthy tonic for the U.S. economy. By December, the Dow Jones was back within sight of its pre-October levels, and many other world stock markets had rebounded as well.

     The Citizens Global Equity Portfolio had a total return of 19.91% for one year and 1.93% for the six months ended December 31, 1997. For the 12 month period, the Financial Times World Index, the portfolio's benchmark, returned 13.22%.

     During the year, we emphasized a number of themes, but first and foremost we looked for reasonably priced growth companies with strong management teams and established franchises. Among the major contributors to the portfolio's return during the last 12 months and six months was the German software group SAP. As a world leader in business enterprise software, SAP is best known for its R/3 client-server, which is a standard for companies wanting to coordinate manufacturing, purchasing, accounting, finance and personnel data. The stock returned 160% and 55% during the last 12 months and six months, respectively. The company has seen increased demand for its software worldwide and also is benefiting from demand for software capable of handling Europe's planned common currency. The so-called euro is due to become a common currency on January 1, 1999.

                                                                 Citizens Trust

Gail Seneca, a
member of the
Citizens Income
Portfolio Management
team.

Portfolio:
Citizens Income

Objective:
Current income

The Ground Rules:
Invests at least 65%
of the portfolio in
taxable bonds rated
at least "investment
grade."

The Results: Total
return of 6.60% for
the six month period
ended 12/31/97;
10.48% for the 12
month period ended
12/31/97; and 7.69%
average annual
return since
inception (6/10/92).
The Lehman
Government/Corpor-
ate Intermediate
Index returned 4.90%
for six months and
7.87% for the 12
months ended
12/31/97.


     Among our disappointments was Littlefuse in the U.S. The company is the world's leading producer of electronic, power and automotive fuses, as well as a leader in circuit protection technologies. The share price dropped 18% since its purchase in the second half of 1997.

     The drop followed a warning from the company about weaker-than-expected sales in the fourth quarter due to economic weakness in South Korea, which generates about 5% of the company's sales. Since the October crisis, the Korean won has lost about 70% of its value against the U.S. dollar, meaning revenue in Korea translates into fewer dollars. More recently, the company has taken steps to hedge its currency exposure, and the share price has recovered somewhat.

     In 1998, stabilization programs will likely lead to tumbling growth rates in emerging Asian countries. According to the most optimistic forecasts, growth will be halved in 1998 to 3%, while the economy in Japan is expected to grow by a modest 1%. This slowdown will mean reduced imports to the region. In addition, goods produced in the area will have a competitive edge because of the steep devaluation of various currencies this year. The impact of the Asian problems on other emerging countries, especially in Latin America, should also be considered. A changed perception of risk will make credit more expensive and will force many emerging economies, even outside Asia, to revise their development plans, as is already the case in Brazil. Selectivity will be critical in foreign markets in 1998, and we intend to remain disciplined in our investment approach.

Semi-Annual Recap/Citizens Income Portfolio

     The second half of 1997 was a rewarding time to be invested in the U.S. bond market. Long-term treasury yields rallied by 0.86% over the six months, leaving the rate on the 30-year treasury below 6% for the first time in nearly two years. The driving forces behind this rally were continued low and declining inflation rates and increasing investor asset allocation to bonds, resulting from mounting concerns in the world equity markets.

     Citizens Income Portfolio investors earned robust returns throughout 1997, particularly in the second half of the year. The portfolio had a total return for the six and 12 month periods ended 12/31/97 of 6.60% and 10.48%, respectively. With the Lehman Brothers Government/Corporate Intermediate Index posting a 7.87% return in 1997, the portfolio again outperformed

1997 Semi-Annual Report
Manager's Comments

[picture of Laura Provost]

Laura Provost, a
member of the
Working Assets Money
Market Portfolio
Management team.

Portfolio:
Working Assets
Money Market

Objective:
Current income consistent
with safety and liquidity

The Ground Rules:
Invests in liquid
short-term money
market instruments
rated in the top two
rating categories,
while maintaining an
average maturity of
90 days or less.

The Results: As of
12/31/97, the
Working Assets Money
Market
Portfolio-Retail
Class had a 7-day
simple yield of
4.60%, a 7-day
effective yield of
4.70% and average
days to maturity of
28 days. The Working
Assets Money Market
Portfolio-Institutional
Class had a 7-day
simple yield of
5.18% and a 7-day
effective yield of
5.31%.


the broad market. The portfolio continues in its strategy of employing high current income while maintaining a conservative intermediate-term average maturity.

     Corporate and mortgage-backed bonds remain the core holdings of the portfolio. With the strong U.S. economy, the corporate holdings continue to perform extremely well. In general, a strong economy increases the credit quality of corporations, resulting in their outperformance relative to U.S. Treasury bonds. The portfolio has been largely insulated from the Asian financial crisis. It has no direct exposure to Asian credits and has avoided exposures to U.S. corporations with significant sales to Asia. Our best corporate bond performers included Panamsat, a satellite company; Sullivan Broadcasting; Time Warner; and Security Capital Pacific.

     In 1998, we expect corporate bonds to outperform U.S. Treasury bonds again, as the U.S. economy continues to perform well and businesses continue to benefit from lower borrowing costs. We expect to maintain modest mortgage positions, which are well protected from prepayment risk.

     For the coming year, interest rates should remain quite low, in a tight range between 5.5% and 6.25% on long-term U.S. Treasury bonds. With the deflationary threat from Asia, we anticipate that the U.S. Federal Reserve will maintain its friendly posture. As a result, the coming year should be another excellent year for bondholders, with the market providing yields well above the inflation rate. The Citizens Income Portfolio will continue to focus on providing above-market returns through its disciplined, low-risk approach, which has proven so beneficial to our investors.

Semi-Annual Recap/Working Assets Money
Market Portfolio

     1997 marked the seventh consecutive year of U.S. economic expansion. In the fourth quarter of '97, the economy grew 4.30%, bringing the one year figure to 3.90%. This is well above 2.5%, a level of growth the Fed typically considers to be sustainable. Although current inflation rates show no cause for concern (in fact, with the Consumer Price Index at 1.7% and the Producer Price Index at -1.2%, inflation is at a low not seen in more than a decade), it is the potential for future inflation that jitters the market as well as Federal Reserve Chairman Alan Greenspan.

                                                                  Citizens Trust

     Throughout 1997, job growth continued to be strong. With the economy adding an average of 267,000 jobs per month, the unemployment rate declined throughout the year to a low of 4.7% in December. What has kept the Fed at bay since March in such a tight labor market has been the offsetting increase in productivity. Typically, in the latter stages of a business cycle productivity tapers off. In year seven of this atypical expansion, productivity increased 1.70%. Despite the productivity offset, Chairman Greens pan's professed concern for an economy that may be moving too quickly for its own good prompted many to forecast a preemptive hike in the Fed Fund's rate before year end. By the latter part of the fourth quarter, however, the anticipated slowing of our economy from the Asian financial crisis gave the Fed some welcomed breathing room. In fact, talk of inflation and rate hikes decreased, giving way to whispers of deflation and a Fed ease for 1998.

     Throughout the second half of the year, the money market yield curve (maturities of one year and less) remained relatively flat. With the yield curve providing little incentive to lengthen the average maturity, and the potential for a rate increase throughout much of the second half, our strategy was to keep the portfolio relatively short, in the 20-30 day range. With the merger of the E*Fund into the Working Assets Money Market Portfolio on December 5th, the newly merged portfolio ended the year with a total return for the Institutional Class of 5.06%, and 4.43% for the Retail Class.

     As we move into 1998, the Asian crisis is expected to slow the economy to a more comfortable pace. With the long bond trading 28 basis points above the two year treasury bond at year end, the market appears to share this outlook. As long as inflation remains low and productivity continues to keep pace with growth in the labor market, we expect the Fed to remain out of the picture. Going forward, we will continue to monitor the economy for signs that would prompt a change in Fed policy and will adjust our strategy accordingly.

1997 Semi-Annual Report
Statement of Investments (unaudited)

Working Assets Money Market Portfolio


      Par   Security                                                        Yield        Maturity       Value(a)
   Amount   Description                                                                      Date       (Note 1)

Certificates of Deposit  0.17%

100,000     South Shore Bank Of Chicago                                    5.550%        12/18/98       100,000
100,000     Self Help Credit Union                                         5.500%        12/17/98       100,000
                                                                                                   ------------
Total Certificates Of Deposit (Cost $200,000)                                                      $    200,000

Commercial Paper  95.13%
1,713,000   Abbey National North America                                    5.720%       02/06/98     1,703,202
  318,000   American Express Credit Corporation                             5.800%       01/07/98       317,693
2,172,000   American Express Credit Corporation                             5.750%       01/09/98     2,169,225
1,406,000   American General Finance Corporation                            5.790%       01/06/98     1,404,869
2,000,000   American General Finance Corporation                            5.830%       01/09/98     1,997,409
2,455,000   American General Finance Corporation                            5.710%       03/11/98     2,428,132
1,000,000   American Greetings Corporation                                  5.900%       01/16/98       997,542
1,243,000   Aon Corporation                                                 5.650%       01/09/98     1,241,439
1,966,000   Aon Corporation                                                 5.770%       03/10/98     1,944,573
2,500,000   Aon Corporation                                                 5.750%       03/12/98     2,472,049
  769,000   Avnet Incorporated                                              6.070%       01/16/98       767,055
3,000,000   Avnet Incorporated                                              5.760%       02/19/98     2,976,480
1,250,000   Avnet Incorporated                                              5.870%       02/19/98     1,240,013
  702,000   Bank of New York Company Incorporated                           5.830%       01/16/98       700,295
  700,000   Bellsouth Capital Funding Corporation                           5.800%       01/29/98       696,842
  510,000   Bellsouth Telecommunications Incorporated                       5.700%       01/07/98       509,516
1,172,000   Bellsouth Telecommunications Incorporated                       5.700%       01/09/98     1,170,515
  650,000   Bellsouth Telecommunications Incorporated                       5.700%       01/13/98       648,765
1,300,000   Bellsouth Telecommunications Incorporated                       5.650%       01/14/98     1,297,348
1,200,000   Bellsouth Telecommunications Incorporated                       5.720%       02/26/98     1,189,323
1,400,000   Block Financial Corporation                                     5.720%       01/30/98     1,393,549
1,200,000   Block Financial Corporation                                     5.750%       03/25/98     1,184,092
1,248,000   Block Financial Corporation                                     5.780%       03/27/98     1,230,968
2,000,000   Campbell Soup Company                                           5.700%       01/22/98     1,993,350
1,800,000   Campbell Soup Company                                           5.550%       01/29/98     1,792,230
1,433,000   Campbell Soup Company                                           5.630%       03/11/98     1,417,537
1,500,000   Canadian Wheat Board                                            5.780%       01/12/98     1,497,351
3,000,000   Canadian Wheat Board                                            5.800%       01/13/98     2,994,200
1,000,000   Canadian Wheat Board                                            6.500%       01/16/98       997,292
1,986,000   Coca Cola Company                                               5.680%       01/12/98     1,982,553
1,000,000   Coca Cola Company                                               5.580%       02/10/98       993,800
1,200,000   Coca Cola Company                                               5.620%       03/10/98     1,187,261
4,978,000   Commerzbank U.S. Finance Incorporated                           5.530%       01/12/98     4,969,589
2,100,000   Cooperative Association of Tractor Dealers Incorporated         6.750%       01/02/98     2,099,606
1,900,000   Cooperative Association of Tractor Dealers Incorporated         5.800%       01/26/98     1,892,347

10                See accompanying notes to financial statements.

                                                                  Citizens Trust
                                            Statement of Investments (unaudited)

Working Assets Money Market Portfolio (con't).

      Par   Security                                                        Yield        Maturity      Value(a)
   Amount   Description                                                                      Date      (Note 1)
1,850,000   Cooperative Association of Tractor Dealers Incorporated         5.820%       02/03/98     1,840,130
2,023,000   Countrywide Home Loans Incorporated                             5.860%       01/08/98     2,020,695
4,000,000   Countrywide Home Loans Incorporated                             5.640%       01/13/98     3,992,480
2,000,000   Engelhard Corporation                                           5.730%       02/24/98     1,982,810
1,200,000   General Re Corporation                                          5.750%       03/11/98     1,186,775
1,428,000   H.J. Heinz Company                                              5.730%       01/16/98     1,424,591
1,200,000   H.J. Heinz Company                                              5.780%       01/21/98     1,196,147
  850,000   H.J. Heinz Company                                              5.820%       01/21/98       847,252
2,000,000   Hershey Foods Corporation                                       5.820%       01/14/98     1,995,797
1,200,000   Hershey Foods Corporation                                       5.880%       01/14/98     1,197,452
1,339,000   Hershey Foods Corporation                                       5.800%       01/23/98     1,334,254
1,000,000   Idaho Power Company                                             5.820%       01/06/98       999,192
1,200,000   Idaho Power Company                                             5.870%       01/13/98     1,197,652
5,885,000   J.C. Penney Funding Corporation                                 5.520%       01/15/98     5,872,367
1,000,000   Kellogg Company                                                 5.730%       01/23/98       996,498
2,000,000   Kellogg Company                                                 5.680%       01/27/98     1,991,796
1,000,000   Nalco Chemical Company                                          5.700%       03/09/98       989,392
1,785,000   Nalco Chemical Company                                          5.700%       03/30/98     1,760,129
2,300,000   Nationwide Building Society                                     5.550%       01/06/98     2,298,227
3,000,000   Nationwide Building Society                                     5.850%       01/23/98     2,989,275
1,500,000   Sears Roebuck Acceptance Corporation                            5.810%       01/06/98     1,498,790
  600,000   Sears Roebuck Acceptance Corporation                            5.840%       01/06/98       599,513
1,500,000   Sears Roebuck Acceptance Corporation                            5.560%       01/15/98     1,496,757
2,500,000   Sears Roebuck Acceptance Corporation                            5.710%       03/03/98     2,475,812
2,354,000   Sonoco Products Company                                         5.750%       01/13/98     2,349,488
1,200,000   Southern California Gas Company                                 5.870%       01/07/98     1,198,826
2,500,000   Southern New England Telecommunications Corporation             5.820%       01/05/98     2,498,383
1,687,000   Southern New England Telecommunications Corporation             5.870%       01/20/98     1,681,774
3,000,000   Stanley Works                                                   5.580%       02/12/98     2,980,470
  630,000   Times Mirror Company                                            5.650%       02/06/98       626,441
1,000,000   Xerox Corporation                                               6.450%       01/09/98       998,567
1,200,000   Xerox Corporation                                               5.800%       01/16/98     1,197,100
1,556,000   Xerox Corporation                                               5.750%       02/13/98     1,545,313
                                                                                                   ------------
Total Commercial Paper
(Cost $114,758,149)                                                                                $114,758,149

                See accompanying notes to financial statements.              11

1997 Semi-Annual Report
Statement of Investments (unaudited)

Working Assets Money Market Portfolio (con't).

     Par    Security                                                        Yield       Maturity       Value(a)
  Amount    Description                                                                     Date       (Note 1)

Farmers Home Administration  0.15%
177,296     Variable Rate Notes (b) (e)                                     7.125%                      177,296(b)
                                                                                                   ------------
Total Farmers
  Home Administration (Cost $177,296)                                                              $    177,296

Small Business Administration  3.36%
4,046,998    Variable Rate Notes (b) (c)                              6.875-8.375%                    4,055,219(b)

Total Small                                                                                        ------------
  Business Administration (Cost $4,055,219)                                                        $  4,055,219
                                                                                                   ------------
Total Investments (Cost $119,190,664) (d) 98.81%                                                   $119,190,664
Other assests less liabilities 1.19%                                                               $  1,440,228
                                                                                                   ------------
Net Assets                                                                                         $120,630,892
                                                                                                   ============


Key:

(a) Investments are based upon amortized cost method.
(b) Variable rates are subject to change for the time periods ranging from 7 to every 90 days.
(c) Includes a total of 13 notes.
(d) Cost for federal income tax purposes is the same.
(e) Includes a total of 2 notes.



Citizens Income Portfolio

      Par   Security                                     Coupon           Maturity         Value
   Amount   Description                                                       Date        (Note 1)
Corporate Bonds 62.69%

Banks 7.56%
2,000,000   Abbey National PlC                            7.350%          10/29/49       2,079,532
  100,000   First Chicago NBD Corporation                 7.250%          08/15/04         104,372
1,250,000   First Republic Bank                           7.750%          09/15/12       1,276,438
                                                                                        ----------
                                                                                        $3,460,342

Business Products and Services 2.69%
  450,000   MVE Incorporated                             12.500%          02/15/02         456,750
  750,000   Williams Scotsman Incorporated                9.875%          06/01/07         774,375
                                                                                        ----------
                                                                                        $1,231,125

                See accompanying notes to financial statements.               12

                                                                  Citizens Trust
                                            Statement of Investments (unaudited)
Citizens Income Portfolio (con't)


      Par   Security                                                      Maturity        Value
   Amount   Description                                       Coupon          Date       (Note 1)
Financial Services and Insurance 9.43%
  807,122   DLJ Mortgage Acceptance Corporation               6.620%      05/25/09        803,843
  650,000   Lehman Brothers Holdings                          5.000%      10/15/23        693,973
  700,000   Lehman Brothers Holdings                          8.050%      01/15/19        780,171
  800,000   Lehman Brothers Incorporated                      5.040%      12/15/03        834,616
   50,000   MBIA Incorporated                                 9.000%      02/15/01         53,854
1,000,000   Secured Finance Incorporated                      9.050%      12/15/04     $1,153,850
                                                                                       -----------
                                                                                       $4,320,306
Healthcare and Personal Care 6.39%
   50,000   Kaiser Foundation Health Plan                     9.000%      11/01/01         54,636
1,000,000   Physician Sales and Service Incorporation         8.500%      10/01/07      1,027,500
  250,000   Quorum Health Group Incorporated                  8.750%      11/01/05        257,500
1,500,000   Universal Health Services Incorporate             8.750%      08/15/05      1,588,125
                                                                                       ----------
                                                                                       $2,927,761
Hotels 3.46%
1,550,000   John Q. Hammon Hotels                             8.875%      02/15/04      1,582,938
                                                                                       ----------
                                                                                       $1,582,938

Media 8.77%
1,000,000   Chancellor Media Corporation Los Angeles          8.750%      06/15/07      1,027,500
  500,000   Jones Intercable Incorporated                     9.625%      03/15/02        535,625
  750,000   Sullivan Broadcasting                            10.250%      12/15/05        799,688
1,400,000   Time Warner Incorporated                          9.125%      01/15/13      1,654,352
                                                                                       ----------
                                                                                       $4,017,165

Real Estate 11.93%
1,300,000   ERP Operating Limited Partnership                 7.570%      08/15/26      1,371,435
1,100,000   Felcor Suites Limited Partnership                 7.625%      10/01/07      1,112,496
1,000,000   Property Trust of America                         6.875%      02/15/08      1,022,640
1,300,000   Weingarten Realty Investors                       6.880%      06/25/27      1,423,981
  500,000   Security Capital Pacific Trust                    7.900%      02/15/16        531,250
                                                                                       ----------
                                                                                       $5,461,802

Retail 9.67%
1,000,000   Barnes and Noble Incorporated                    11.875%      01/15/03      1,060,000
1,600,000   Corporate Express Incorporated                    9.125%      03/15/04      1,624,000
  400,000   Kroger Company                                    8.500%      06/15/03        419,000
  500,000   Kroger Company                                    9.250%      01/01/05        523,125
  750,000   Smith's Food And Drug
            Centers Incorporated                              8.640%      07/02/12        802,500
                                                                                       ----------
                                                                                       $4,428,625

            See accompanying notes to financial statements                    13

1997 Semi-Annual Report
Statement of Investments (unaudited)

Citizens Income Portfolio (con't.)

      Par   Security                                          Coupon       Maturity       Value
   Amount   Description                                                        Date      (Note 1)
Telephone 2.79%
1,200,000   WorldCom Incorporated                             9.375%       01/15/04     1,278,000
                                                                                      -----------
                                                                                      $ 1,278,000
                                                                                      -----------
Total Corporate Bonds (Cost $27,547,562)                                              $28,708,062

Capital Securities 1.74%
Banks 1.17%
  500,000   Wells Fargo Capital A                             8.125%       12/01/26       535,395
                                                                                      -----------
                                                                                         $535,395

Financial Services and Insurance 0.57%
  250,000   Countrywide Capital I                             8.000%       12/15/26       263,428
                                                                                      -----------
                                                                                      $   263,428
                                                                                      -----------
Total Capital Securities (Cost $745,272)                                              $   798,823

Convertible Preferred 2.95%

Computer-Software 2.95%
   15,000   Microsoft Corporation                             $2.196       12/15/99     1,349,475
                                                                                      -----------
Total Convertible Preferred (Cost $1,286,250)                                         $ 1,349,475

Warrant 0.05%
      750   MVE Holding Incorporated                                       02/15/02        22,500
                                                                                      -----------
Total Warrants (Cost $0)                                                              $    22,500

Long Term U.S. Government Agencies  23.51%


Federal Home Loan Mortgage Corporation  4.50%
1,000,000   Federal Home Loan Mortgage Corporation            5.375%      04/13/00        978,990
1,072,730   Federal Home Loan
            Mortgage Corporation-REMIC                    6.80-8.75%      06/15/05-     1,082,478
                                                                          04/15/18
                                                                                      -----------
                                                                                      $ 2,061,468

Federal National Mortgage Association  15.67%
5,150,000   Federal National Mortgage Association             0.000%      10/09/19      1,343,120
1,000,000   Federal National Mortgage Association             6.330%      10/02/02      1,001,870
  600,000   Federal National Mortgage Association             5.830%      12/10/99        600,105
4,147,414   Federal National Mortgage
            Association-REMIC                             6.50-9.00%      11/25/02-     4,230,599
                                                                          04/25/21
                                                                                      -----------
                                                                                      $ 7,175,694

14                See accompanying notes to financial statements.

                                                                  Citizens Trust
                                            Statement of Investments (unaudited)

Citizens Income Portfolio (con't)


      Par   Security                                           Coupon      Maturity        Value
   Amount   Description                                                        Date       (Note 1)
Government National Mortgage Association  3.34%
1,489,103  Government National
             Mortgage Association                         6.00-9.50%      04/15/07-      1,529,590
                                                                          06/15/23
                                                                                       -----------
Total Long Term U.S. Government Agencies (Cost $10,480,662)                            $10,766,752

Short Term Investments  7.67%


  318,000   State Street Bank and Trust
              Repurchase Agreement (b)                        5.300%      01/02/98        318,000
1,000,000   Federal Home Loan Bank Discount Note              5.680%      01/05/98        999,369
1,200,000   Federal Home Loan Mortgage Discount Notes         5.750%      01/07/98      1,198,850
1,000,000   Federal Home Loan Mortgage Discount Notes         5.740%      01/30/98        995,376
                                                                                      -----------
Total Short Term Investments (Cost $3,511,595)                                        $ 3,511,595
                                                                                      -----------
Total Investments (Cost $43,571,341)(a) 98.60%                                        $45,157,206
Other asset, less liabilities  1.40%                                                  $   639,040
                                                                                      -----------
Net Assets                                                                            $45,796,246
                                                                                      ===========

Key:

(a) Cost for federal income tax purposes is the same.
(b) Collateralized by U.S. Government Securities having a market value of $327,980; value at maturity $318,094.


Citizens Index Portfolio

      Share Amount             Security                               Value
                               Description                         (Note 1)
Equities   99.54%

Apparel and Textiles  0.57%
             6,600            Liz Claiborne Incorporated            275,963
             5,900            Reebok International Limited          169,994(b)
             3,300            Russell Corporation                    87,656
             1,900            Springs Industries Incorporated        98,800
             4,600            Stride Rite Corporation                55,200
             3,400            Tommy Hilfiger Corporation            119,425(b)
            12,800            VF Corporation                        588,000
             5,100            Warnaco Group                         160,013
                                                                -----------
                                                                $ 1,555,050

                See accompanying notes to financial statements.               15

1997 Semi-Annual Report
Statement of Investments (unaudited)

Citizens Index Portfolio (Con't.)

      Share Amount           Security                                 Value
                             Description                           (Note 1)
Auto Parts and Equipment  0.39%
             2,000           Bandag Incorporated                    106,875
             7,700           Cooper Tire & Rubber                   187,688
             3,300           Federal-Mogul Corporation              133,650
            17,600           Genuine Parts Company                  597,300
             1,500           Standard Products Company               38,438
                                                                -----------
                                                                $ 1,063,950

Banks-Commercial  1.18%
            20,400           Barnett Banks Incorporated           1,466,250
            49,875           MBNA Corporation                     1,362,211
             9,100           Providian Financial Corporation        411,206
                                                                -----------
                                                  `             $ 3,239,667

Banks-Money Center  2.61%
            38,100           Bank Of New York
                             Company Incorporated                 2,202,656
            14,400           BankBoston Corporation               1,352,700
             9,700           Bankers Trust New York
                             Corporation                          1,090,644
            30,084           First Chicago NBD Corporation        2,512,014
                                                                -----------
                                                                $ 7,158,014

Banks-Super-Regional  6.66%
            10,500           Comerica Incorporated                  947,625
            20,600           CoreStates Financial
                               Corporation                        1,649,288
            22,100           KeyCorp                              1,564,956
            25,300           Mellon Bank Corporation              1,533,813
            21,600           National City Corporation            1,420,200
            75,300           Norwest Corporation                  2,908,463
            31,400           PNC Bank Corporation                 1,791,763
            21,800           SunTrust Banks Incorporated          1,555,975
            20,500           Wachovia Corporation                 1,663,063
             9,600           Wells Fargo & Company                3,258,600
                                                                -----------
                                                                $18,293,744

Beverages  6.15%
               400           Celestial Seasonings
                              Incorporated                           12,600(b)
           249,500           Coca-Cola Company                   16,622,938
               450           Odwalla Incorporated                     2,925(b)
             9,900           Whitman Corporation                    258,019
                                                                -----------
                                                                $16,896,481

Building Materials  0.46%
            2,600            Apogee Enterprises Incorporated         30,875
            4,100            Armstrong World Industries
                               Incorporated                         306,475
           11,600            Fedders Corporation                     72,500

16            See accompanying notes to financial statements.

                                                                  Citizens Trust
                                            Statement of Investments (unaudited)

Citizens Index Portfolio (Con't.)

      Share Amount           Security                                Value
                             Description                           (Note 1)
            16,100           Masco Corporation                      819,088
             1,600           TJ International Incorporated           39,600
                                                                -----------
                                                                $ 1,268,538

Chemicals  0.98%
            10,700           Air Products and Chemicals
                               Incorporated                         880,075
             2,700           BetzDearborn Incorporated              164,869
            14,250           Engelhard Corporation                  247,594
             6,600           Nalco Chemical Company                 261,113
            15,500           Praxair Incorporated                   697,500
             9,800           Sigma-Aldrich                          389,550
             3,000           Wellman Incorporated                    58,500
                                                                -----------
                                                                $ 2,699,200

Commercial Services  1.93%
             9,700           AccuStaff Incorporated                 223,100(b)
             5,233           AC Nielsen Corporation                 127,554(b)
            78,743           Cendant Corporation                  2,706,803(b)
            16,400           Cognizant Corporation                  730,825
             8,200           Deluxe Corporation                     282,900
            16,700           Dun & Bradstreet Corporation           516,656
            14,800           Equifax Incorporated                   524,475
             9,400           Viad Corporation                       181,538
                                                                -----------
                                                                $ 5,293,851

Computers-Hardware  9.24%
            34,450           3Com Corporation                     1,203,597(b)
            12,400           Apple Computer Incorporated            162,750(b)
            18,500           Ascend Communications
                              Incorporated                          453,250(b)
           101,250           Cisco Systems Incorporated           5,644,688(b)
            76,277           Compaq Computer Corporation          4,304,883
            33,500           Dell Computer Corporation            2,814,000(b)
            14,900           Digital Equipment                      551,300(b)
            49,000           EMC Corporation                      1,344,438(b)
            15,000           Gateway 2000 Incorporated              489,375(b)
           105,200           Hewlett-Packard Company              6,575,000
            18,800           Silicon Graphics Incorporated          233,825(b)
             2,100           Stratus Computer Incorporated           79,406(b)
            38,000           Sun Microsystems Incorporated        1,515,250(b)
                                                                -----------
                                                                $25,371,761

Consumer Products-Miscellaneous  0.15%
             7,100           American Greetings                     277,788
             3,800           Jostens Incorporated                    87,638
               300           Real Goods Trading Corporation           1,500(b)
             1,100           Toro Company                            46,888
                                                                -----------
                                                                $   413,813

                See accompanying notes to financial statements.              17

1997 Semi-Annual Report
Statement of Investments (unaudited)

Citizens Index Portfolio (Con't.)

                             Security                                 Value
      Share Amount           Description                           (Note 1)
Data Processing/Management  1.17%
            29,400           Automatic Data Processing            1,804,425
            44,500           First Data Corporation               1,301,625
             7,700           Sybase Incorporated                    102,506(b)
                                                                -----------
                                                                $ 3,208,556

Electrical Components and Equipment  0.35%
             9,300           American Power Conversion              219,713(b)
             2,400           Belden Incorporated                     84,600
             3,300           C-Cube Microsystems Incorporated        53,831(b)
            15,660           Molex Incorporated                     503,078
             2,000           Tecumseh Products Company               97,500
                                                                -----------
                                                                $   958,721

Electronics   0.88%
            22,000           AMP Incorporated                       924,000
             4,100           Avnet Incorporated                     270,600
             2,600           BMC Industries Incorporated             41,925
             2,600           Cymer Incorporated                      39,000(b)
             1,100           Dionex Corporation                      55,275(b)
             4,700           General Signal Corporation             198,281
             4,100           Millipore Corporation                  139,144
             4,100           Perkin-Elmer Corporation               291,356
             4,650           Tektronix Incorporated                 184,547
             5,500           Thomas & Betts Corporation             259,875
                                                                -----------
                                                                $ 2,404,003

Energy and Utilities  1.57%
             7,900           CalEnergy Co Incorporated              227,125(b)
             9,300           Consolidated Natural Gas Company       562,650
             5,800           El Paso Natural Gas                    385,700
            71,429           Energia Global                         250,002(b)(c)
             3,500           Idaho Power Company                    131,688
             7,700           MCN Energy Group Incorporated          310,888
             4,600           Nicor Incorporated                     194,063
             3,100           ONEOK Incorporated                     125,163
             8,100           Pacific Enterprises                    304,763
             3,300           Peoples Energy Corporation             129,938
             8,400           Sonat Incorporated                     384,300
           120,000           Vulcan Power Company                         0(b)(c)(d)
             5,000           Western Atlas Incorporated             370,000(b)
            31,800           Williams Companies Incorporated        902,325
             1,000           Yankee Energy System Incorporated       26,688
                                                                -----------
                                                                $ 4,305,289

18               See accompanying notes to financial statements.

                                                                  Citizens Trust
                                            Statement of Investments (unaudited)

Citizens Index Portfolio (Con't.)

                             Security                                 Value
      Share Amount           Description                           (Note 1)
Environmental Control  0.03%
             1,100           IMCO Recycling Incorporated             17,669
             1,500           Ionics Incorporated                     58,688(b)
                                                                -----------
                                                                $    76,356

Financial Services and Insurance   9.44%
             9,350           A.G. Edwards Incorporated              371,663
            47,200           American Express Company             4,212,600
            25,086           American General Corporation         1,356,212
            16,400           Aon Corporation                        961,450
             5,100           Beneficial Corporation                 423,938
            26,450           Charles Schwab Corporation           1,109,247
            17,700           Chubb Corporation                    1,338,563
            10,500           Countrywide Credit Industries
                              Incorporated                          450,188
           107,300           Fannie Mae                           6,122,806
            69,600           Freddie Mac                          2,918,850
             7,800           General Re Corporation               1,653,600
            13,200           Green Tree Financial Corporation       345,675
            10,200           H & R Block Incorporated               457,088
             6,700           Jefferson-Pilot Corporation            521,763
             8,800           MBIA Incorporated                      587,950
            11,300           MGIC Investment Corporation            751,450
            13,600           Safeco Corporation                     663,000
             8,200           St. Paul Companies Incorporated        672,913
            13,700           UNUM Corporation                       744,938
            11,600           USF&G Corporation                      255,925
                                                                -----------
                                                                $25,919,815

Food  4.79%
             4,200           Ben & Jerry's Homemade                  65,100(b)
            46,200           Campbell Soup Company                2,685,375
            14,200           CPC International Incorporated       1,530,050
             3,500           Fleming Companies Incorporated          47,031
               800           Gardenburger Incorporated                7,200(b)
            15,800           General Mills Incorporated           1,131,675
            37,300           H.J. Heinz Company                   1,895,306
            14,000           Hershey Foods Corporation              867,125
             2,500           J.M. Smucker Company                    59,063
            41,800           Kellogg Company                      2,074,325
            13,500           Quaker Oats Company                    712,125
             6,100           SUPERVALU Incorporated                 255,438
            17,100           Sysco Corporation                      779,119
             2,008           Tootsie Roll Industries                125,500

                 See accompanying notes to financial statements.              19

1997 Semi-Annual Report
Statement of Investments (unaudited)

Citizens Index Portfolio (Con't.)

                             Security                                 Value
      Share Amount           Description                           (Note 1)

            11,300           Wm. Wrigley Jr. Company                899,056
             1,021           Worthington Foods Incorporated          14,294
                                                                -----------
                                                                $13,147,782

Forest Products and Paper  0.43%
             2,100           Caraustar Industries Incorporated       71,925
             4,100           Consolidated Papers Incorporated       218,838
            21,025           Fort James Corporation                 804,206
             6,200           Unisource Worldwide Incorporated        88,350
                                                                -----------
                                                                $ 1,183,319

Hand/Machine Tools  0.30%
             3,800           Cincinnati Milacron Incorporated        98,563
             6,100           Snap-On Incorporated                   266,113
               900           SPX Corporation                         62,100
             8,700           Stanley Works                          410,531
                                                                -----------
                                                                $   837,306

Healthcare and Personal Care  2.29%
            13,000           Avon Products Incorporated             797,875
            11,100           Biomet Incorporated                    284,438
            39,000           HealthSouth Corporation              1,082,250(b)
             3,500           Idexx Laboratories Incorporated         55,781(b)
             2,500           Invacare Corporation                    54,375
             6,400           Manor Care Incorporated                224,000
            46,800           Medtronic Incorporated               2,448,225
             1,550           Natures Sunshine Products
                              Incorporated                           40,300
             3,000           Owens & Minor Incorporated
                              Holding Company                        43,500
             7,700           Oxford Health Plans                    119,831(b)
             2,000           Patterson Dental Company                90,500(b)
             2,200           Sofamor Danek Group Incorporated       143,138(b)
             9,200           St. Jude Medical Incorporated          280,600(b)
             4,700           Sun Healthcare Group Incorporated       91,063(b)
             3,900           Trigon Healthcare Incorporated         101,888(b)
             3,000           Universal Health Services              151,125(b)
             6,600           Wellpoint Health Networks              278,850(b)
                                                                -----------
                                                                $ 6,287,738

Home Builders   0.15%
             2,700           Centex Corporation                     169,931
             3,500           Fleetwood Enterprises                  148,531
             2,100           Pulte Corporation                       87,806
                                                                -----------
                                                                $   406,269

20               See accompanying notes to financial statements.

                                                                  Citizens Trust
                                            Statement of Investments (unaudited)

Citizens Index Portfolio (Con't.)

                             Security                                 Value
      Share Amount           Description                           (Note 1)
Home Furnishings   0.31%
             1,755           Harman International                    74,478
             9,900           Maytag Corporation                     369,394
             7,500           Whirlpool Corporation                  412,500
                                                                -----------
                                                                $   856,372

Household Products/Wares  0.19%
            14,600           Rubbermaid Incorporated                365,000
             5,700           Tupperware Corporation                 158,888
                                                                -----------
                                                                $   523,888

Iron/Steel  0.03%
             4,500           Inland Steel Industries
                              Incorporated                           77,063
                                                                -----------
                                                                $    77,063

Leisure Time   0.80%
             7,200           Callaway Golf Company                  205,650
             4,900           Coleman Company Incorporated            78,706(b)
            14,800           Harley-Davidson Incorporated           405,150
            12,400           Hasbro Incorporated                    390,600
             2,000           Huffy Corporation                       27,000
            29,075           Mattel Incorporated                  1,083,044
                                                                -----------
                                                                $ 2,190,150

Machinery    0.78%
             7,500           Case Corporation                       453,281
            25,600           Deere & Company                      1,492,800
             2,700           Idex Corporation                        94,163
             1,500           Nordson Corporation                     68,813
               900           Tennant Company                         32,738
                                                                -----------
                                                                $ 2,141,794

Manufacturing-Miscellaneous  0.76%
            25,200           Illinois Tool Works                  1,515,150
             4,200           National Service Industries
                              Incorporated                          208,163
             8,600           Raychem Corporation                    370,338
                                                                -----------
                                                                $ 2,093,650

Media  3.86%
            35,000           Comcast Corporation                  1,104,688
             9,600           Dow Jones & Company Incorporated       515,400
             3,300           King World Productions Incorporated    190,575(b)
             9,700           McGraw-Hill Companies Incorporated     717,800
             4,900           Meredith Corporation                   174,869
             9,400           New York Times Company                 621,575
            56,050           Time Warner Incorporated             3,475,100

                 See accompanying notes to financial statements.              21

1997 Semi-Annual Report
Statement of Investments (unaudited)

Citizens Index Portfolio (Con't.)

                             Security                                 Value
      Share Amount           Description                           (Note 1)
             9,400           Times Mirror Company                   578,100
            60,700           U.S. West Media Group                1,752,713(b)
            35,500           Viacom Incorporated                  1,471,031(b)
                                                                -----------
                                                                $10,601,850

Metal Fabricate/Hardware  0.13%
             6,200           Timken Company                         213,125
             9,400           Worthington Industries                 155,100
                                                                -----------
                                                                $   368,225

Office Furnishings  0.09%
             4,400           Herman Miller Incorporated             240,075
                                                                -----------
                                                                $   240,075

Office Supplies and Forms  0.23%
            10,100           Avery Dennison Corporation             451,975
             2,800           John H. Harland Company                 58,800
             8,600           Moore Corporation Limited              130,075
                                                                -----------
                                                                $   640,850

Office/Business Equipment  1.51%
             13,000          Ikon Office Solutions Incorporated     365,625
             14,900          Pitney Bowes Incorporated            1,340,069
             33,100          Xerox Corporation                    2,443,194
                                                                -----------
                                                                $ 4,148,888

Packaging and Containers  0.21%
             3,900           Sealed Air Corporation                 240,825(b)
             9,310           Sonoco Products Company                322,941
                                                                -----------
                                                                $   563,766

Pharmaceuticals  2.80%
             8,300           ALZA Corporation                       264,044(b)
            26,700           Amgen Incorporated                   1,445,138(b)
             4,625           Bergen Brunswig Corporation            194,828
             7,100           Biogen Incorporated                    258,263(b)
             1,200           Cyanotech Corporation                    3,338(b)
             4,200           Dura Pharmaceuticals Incorporated      192,675(b)
            11,800           Mylan Laboratories                     247,063
             7,100           Perrigo Company                         94,963(b)
             2,200           R.P. Scherer Corporation               134,200(b)
            73,700           Schering-Plough Corporation          4,578,613
             8,400           Watson Pharmaceuticals Incorporated    272,475(b)
                                                                -----------
                                                                $ 7,685,597

22               See accompanying notes to financial statements.

                                                                  Citizens Trust
                                            Statement of Investments (unaudited)

Citizens Index Portfolio (Con't.)

      Share Amount           Security                                 Value
                             Description                           (Note 1)
Photo Equipment and Supplies  0.07%
             4,200           Polaroid Corporation                   204,488
                                                                -----------
                                                                $   204,488

Real Estate Investment and Management  0.11%
             6,000           Choice Hotels International
                              Incorporated                           96,000(b)
             6,700           Rouse Company                          219,425
                                                                -----------
                                                                $   315,425

Retail-Specialty  1.86%
             6,500           Barnes & Noble Incorporated            216,938(b)
            11,800           Charming Shoppes                        55,313(b)
             2,800           Footstar Incorporated                   75,250(b)
            40,350           Gap Incorporated                     1,429,903
             2,300           Gymboree Corporation                    62,963(b)
            27,200           Limited Incorporated                   693,600
            17,000           Lowe's Companies                       810,688
             7,400           Nordstrom Incorporated                 446,775
            11,200           Tandy Corporation                      431,900
            28,500           Toys R Us Incorporated                 895,969(b)
                                                                -----------
                                                                $ 5,119,297

Retail-Department Store  2.31%
            20,900           Federated Department Stores            900,006(b)
             7,000           Harcourt General Incorporated          383,250
            25,200           J.C. Penney Company                  1,519,875
             7,600           Kohl's Corporation                     517,750(b)
            23,500           May Department Stores Company        1,238,156
            39,500           Sears, Roebuck and Company           1,787,375
                                                                -----------
                                                                $ 6,346,413

Retail-Discount  0.79%
             21,300          Costco Companies Incorporated          950,513(b)
             11,100          Dollar General                         402,375
             15,900          TJX Companies Incorporated             546,563
             13,100          Woolworth Corporation                  266,913(b)
                                                                -----------
                                                                $ 2,166,363

Retail-Drug Store  1.26%
            17,200           CVS Corporation                      1,101,875
             3,600           Longs Drug Stores Corporation          115,650
            12,000           Rite Aid Corporation                   704,250
            49,200           Walgreen Company                     1,543,650
                                                                -----------
                                                                $ 3,465,425

                 See accompanying notes to financial statements.              23

1997 Semi-Annual Report
Statement of Investments (unaudited)

Citizens Index Portfolio (Con't.)

      Share Amount           Security                                 Value
                             Description                           (Note 1)
Retail-Food  0.56%
             7,800           Bruno's Incorporated                    16,088(b)
             5,600           Giant Food Incorporated                188,650
             3,600           Great Atlantic & Pacific Tea
                              Company Incorporated                  106,875
             3,900           Hannaford Brothers Company             169,406
            25,500           Kroger Company                         941,906(b)
             2,300           Whole Foods Market Incorporated        117,588(b)
                                                                -----------
                                                                $ 1,540,513

Retail-Restaurants  0.17%
            14,600           Darden Restaurants Incorporated        182,500
             7,700           Starbucks Corporation                  295,488(b)
                                                                -----------
                                                                $   477,988

Savings and Loans  1.05%
             5,800           Golden West Financial Corporation      567,313
             9,500           H.F. Ahmanson & Company                635,906
            26,340           Washington Mutual Incorporated       1,680,821
                                                                -----------
                                                                $ 2,884,040

Semiconductors  5.28%
            13,700           Advanced Micro Devices                 245,744(b)
             8,900           Altera Corporation                     294,813(b)
            36,400           Applied Materials Incorporated       1,096,550(b)
             3,475           General Semiconductor Incorporated      40,180(b)
           164,600           Intel Corporation                   11,563,150
             8,100           KLA-Tencor Corporation                 312,863(b)
            14,200           LSI Logic Corporation                  280,450(b)
            21,100           Micron Technology Incorporated         548,600(b)
             4,500           VLSI Technology Incorporated           106,313(b)
                                                                -----------
                                                                $14,488,661

Software  7.83%
             7,300           Adobe Systems Incorporated             301,125
            10,400           America Online Incorporated            927,550(b)
             4,800           Autodesk Incorporated                  177,600
            54,812           Computer Associates International
                              Incorporated                        2,898,185
             1,500           Dialogic Corporation                    65,625(b)
            10,000           Global Village Communication            12,188(b)
           121,200           Microsoft Corporation               15,665,100(b)
             7,983           Network Associates Incorporated        422,101(b)
            35,100           Novell Incorporated                    263,250(b)
            12,800           Parametric Technology Corporation      606,400(b)
             2,300           Shared Medical Systems Corporation     151,800
                                                                -----------
                                                                $21,490,923

24               See accompanying notes to financial statements.

                                                                  Citizens Trust
                                            Statement of Investments (unaudited)

Citizens Index Portfolio (Con't.)

      Share Amount           Security                                 Value
                             Description                           (Note 1)
Telecommunication Equipment  2.60%
            12,800           ADC Telecommunications Incorporated    534,400(b)
            65,200           Lucent Technologies Incorporated     5,207,850
             5,000           Mobile Telecommunications
                              Technology Corporation                110,000(b)
             6,800           Qualcomm Incorporated                  343,400(b)
            17,700           Tellabs Incorporated                   935,888(b)
                                                                -----------
                                                               $  7,131,538

Telecommunication Services  0.76%
            50,300           Airtouch Communications
                              Incorporated                        2,090,594(b)
                                                                -----------
                                                               $  2,090,594

Telephone  10.79%
            18,700           Alltel Corporation                     767,869
            55,100           Ameritech Corporation                4,435,550
            78,500           Bell Atlantic Corporation            7,143,500
            99,400           Bell South Corporation               5,597,463
            91,959           SBC Communications Incorporated      6,735,997
            49,000           US West Communications Group         2,211,125
            90,400           Worldcom Incorporated                2,734,600(b)
                                                                -----------
                                                               $ 29,626,103

Transportation  0.59%
             3,600           Caliber System Incorporated            175,275
            11,200           Federal Express Corporation            683,900(b)
             5,750           Illinois Central Corporation           195,859
             1,700           Roadway Express Incorporated            37,613
            21,450           Southwest Airlines                     528,206
                                                                -----------
                                                               $  1,620,853

Water Utilities  0.10%
             7,900           American Water Works Incorporated      215,769
             1,800           Philadelphia Suburban Corporation       52,988
                                                                -----------
                                                               $    268,756
                                                                -----------
Total Equities (Cost $174,996,192)                             $273,358,765

                 See accompanying notes to financial statements.              25

1997 Semi-Annual Report
Statement of Investments (unaudited)

Citizens Index Portfolio (Con't.)

      Share Amount           Security                                 Value
                             Description                           (Note 1)
Short Term Investments  0.61%
                             State Street Bank and Trust
                              Repurchase Agreement
         1,667,000            5.30%, 1/02/98 (e)                  1,667,000
                                                                -----------
Total Short Term Investments (Cost $1,667,000)(a)                $1,667,000
                                                                -----------
Total Investments (Cost $176,663,192)  100.15%                 $275,025,765

Liabilities in excess of other assets (0.15%)                     (411,885)
                                                                -----------
Net Assets                                                     $274,613,880
                                                                ===========


Key:
(a) Cost for federal income tax purposes is the same.
(b) Non-income producing security.
(c) Restricted Security, see note 4.
(d) Security deemed worthless.
(e) Collateralized by U.S. Government Securities having a market value of $1,702,056; value at maturity $1,667,490.


Citizens Emerging Growth Portfolio

      Share Amount           Security                                 Value
                             Description                           (Note 1)
Equities  97.59%

Commercial Services 5.64%
            68,700           Inacom Corporation                   1,927,894(b)
            61,000           Medquist Incorporated                2,119,750(b)
                                                                -----------
                                                                $ 4,047,644

Computers  10.71%
            64,880           Computer Horizons Corporation        2,952,040(b)
            62,600           Saville Systems Ireland Plc-
                              Sponsored ADR                       2,597,900(b)
            59,800           Security Dynamics Tech Incorporated  2,137,850(b)
                                                                -----------
                                                                $ 7,687,790

Distribution/Wholesale  2.71%
            50,000           Tech Data Corporation                1,943,750(b)
                                                                -----------
                                                                $ 1,943,750

Electronics  7.39%
            62,010           Flextronics International Limited    2,139,345(b)
            70,200           Level One Communications
                              Incorporated                        1,983,150(b)
            42,280           Micrel Incorporated                  1,183,840(b)
                                                                -----------
                                                                $ 5,306,335

26               See accompanying notes to financial statements.

                                                                  Citizens Trust
                                            Statement of Investments (unaudited)

Citizens Emerging Growth Portfolio (Con't.)

      Share Amount           Security                                 Value
                             Description                           (Note 1)
Entertainment  0.90%
            44,350           N2K Incorporated                       648,619(b)
                                                                -----------
                                                                $   648,619


Financial Services and Insurance  11.56%
            21,910           Comerica Incorporated                1,977,378
            45,780           CMAC Investment Corporation          2,763,968
            42,000           SunAmerica Incorporated              1,795,500
            26,320           H.F. Ahmanson & Company              1,761,795
                                                                -----------
                                                                $ 8,298,640

Forest Products and Paper  2.03%
            38,100           Fort James Corporation               1,457,325
                                                                -----------
                                                                $ 1,457,325

Health Care  6.81%
            40,000           American Retirement Corporation        800,000b)
            25,000           Guidant Corporation                  1,556,250
            46,950           Nitinol Medical Technologies           375,600(b)
           100,200           Physician Sales & Service            2,154,300(b)
                                                                -----------
                                                                $ 4,886,150

Household Products/Wares  3.09%

           106,650           Dial Corporation                     2,219,653
                                                                -----------
                                                                $ 2,219,653

Media  3.22%
            29,100           Clear Channel Communications         2,311,631(b)
                                                                -----------
                                                                $ 2,311,631

Office Furnishings  5.26%
            46,100           Knoll Incorporated                   1,480,963(b)
            42,100           Herman Miller Incorporated           2,297,081
                                                                -----------
                                                                $ 3,778,044

Pharmaceuticals  5.28%
            63,000           BioChem Pharma Incorporated          1,315,125(b)
            22,850           McKesson Corporation                 2,472,084
                                                                -----------
                                                                $ 3,787,209

Retail  5.29%
            45,960           The Men's Wearhouse Incorporated     1,597,110(b)
            63,990           TJX Companies Incorporated           2,199,656
                                                                -----------
                                                                $ 3,796,766

                 See accompanying notes to financial statements.              27

1997 Semi-Annual Report
Statement of Investments (unaudited)

Citizens Emerging Growth Portfolio (Con't.)

      Share Amount           Security                                 Value
                             Description                           (Note 1)
Software  22.93%
            50,000           Cadence Design Sys Incorporated      1,225,000(b)
            28,050           CBT Group Plc-Sponsored ADR          2,303,606(b)
            71,000           Cerner Corporation                   1,499,875(b)
            53,000           Check Point Software Technologies
                              Limited                             2,159,750(b)
            62,450           Compuware Corporation                1,998,400(b)
            65,740           Documentum Incorporated              2,769,298(b)
            57,680           Hyperion Software Corporation        2,062,060(b)
            62,700           PeopleSoft Incorporated              2,445,300(b)
                                                                -----------
                                                                $16,463,289

Telecommunication Equipment  2.34%
            31,800           Tellabs Incorporated                 1,681,425(b)
                                                                -----------
                                                                $ 1,681,425

Textiles  2.43%
            50,000           Pillowtex Corporation                1,743,750
                                                                -----------
                                                                $ 1,743,750
                                                                -----------
Total Equities (Cost $60,583,944)                               $70,058,020

Short Term Investments 9.07%
                             State Street Bank and Trust
                               Repurchase Agreement
         6,514,000             5.30%, 1/02/98 (c)                 6,514,000
                                                                -----------
Total Short Term Investments (Cost $6,514,000) (a)              $ 6,514,000
                                                                -----------
Total Investments (Cost $67,097,944) 106.67%                    $76,572,020
Liabilities in excess of other assets (6.67%)                    (4,787,400)
                                                                -----------
Net Assets                                                      $71,784,620
                                                                ===========

Key:
(a) Cost for federal income tax purposes is the same.
(b) Non-income producing security.
(c) Collateralized by U.S. Government Securities having a market value of $6,645,885; value at maturity $6,515,918.

28               See accompanying notes to financial statements.

                                                                  Citizens Trust
                                            Statement of Investments (unaudited)

Citizens Global Equity Portfolio

      Share Amount           Security                                 Value
                             Description                           (Note 1)
Equities  93.01%

Belgium
             2,186           Barco N.V. (Diversified Operations)    401,210
                                                                -----------
                                                                $   401,210

Brazil  3.27%
             6,000           Telecomunicacoes Brasileiras (ADR)
                              (Telephone-Integrated)                698,625
            13,800           Unibanco (ADR) (Commercial Banks)      444,188
                                                                -----------
                                                                $ 1,142,813

Finland  4.11%
             9,700           Nokia Corporation (ADR)
                              (Telecommunication Equipment)         679,000
            23,300           Sampo Insurance Company Limited
                              (Multi-line Insurance)                757,343
                                                                -----------
                                                                $ 1,436,343

France  1.46%
             6,600           Axa-UAP (Multi-line Insurance)         510,919
                                                                -----------
                                                                $   510,919

Germany   5.28%
             1,800           Allianz AG (Multi-line Insurance)      466,507
            15,000           Dresdner Bank AG
                              (Banks-Money Center)                  692,419
               750           Dresdner Bank AG RFD 1797
                              (Banks-Money Center)                   32,744
             2,000           SAP AG (Computer-Software)             654,601
                                                                -----------
                                                                $ 1,846,271

Ireland  2.06%
            46,775           Bank of Ireland (Banks-Commercial)     721,365
                                                                -----------
                                                                $   721,365

Italy  7.49%
            22,000           Assicurazioni Generali
                              (Multi-line Insurance)                540,669
            55,000           Istituto Bancario San Paolo di Torino
                              (Banks-Money Center)                  525,736
           200,000           Telecom Italia Mobile
                              (Telecommunication Services)          923,644
            98,333           Telecom Italia SpA
                              (Telecommunication Services)          628,487
                                                                -----------
                                                                $ 2,618,536

Japan  7.71%
            26,000           Canon Incorporated
                              (Office Automation and Equipment)     607,901
               620           Family Mart Company, Limited
                              (Retail-Convenience Store)             22,316
            18,000           Fuji Photo Film Company
                              (Photo Equipment and Supplies)        692,195
             6,000           Ito-Yokado Company Limited (Retail)    306,873
            46,000           NEC Corporation
                              (Electronic Components)               491,766
             3,000           Sony Corporation (ADR)
                              (Audio/Video Products)                272,250
             4,000           TDK Corporation
                              (Computer-Memory Devices)             302,720
                                                                -----------
                                                                $ 2,696,023

                 See accompanying notes to financial statements.              29

1997 Semi-Annual Report
Statement of Investments (unaudited)

Citizens Global Equity Portfolio (Con't.)

      Share Amount           Security                                 Value
                             Description                           (Note 1)
Mexico  3.93%
           217,000           Cifra S.A. de CV (Retail-Discount)     487,198
           112,000           Grupo Continental S.A.
                              (Beverages-Non Alcoholic)             398,719
           280,000           Grupo Financiero Banorte S.A.
                              (Financial)                           488,327(b)
                                                                -----------
                                                                $ 1,374,245

Netherlands  2.23%
             4,004           Aegon N.V.
                              (Financial Services and Insurance)    356,508
            15,000           Ver Ned Uitgevers (Media)              423,238
                                                                -----------
                                                                $   779,746

Norway  4.24%
           115,000           Storebrand ASA
                              (Multi-line Insurance)                811,157(b)
            30,000           Tomra Systems ASA (Recycling)          671,442
                                                                -----------
                                                                $ 1,482,599

Portugal  0.80%
             6,000           Portugal Telecom S.A.
                              (Telephone-Integrated)                278,714
                                                                -----------
                                                                $   278,714

Spain  3.47%
            23,200           ACS Actividades
                              (Building/Heavy Construction)         561,676
            19,500           Banco Santander
                              (Banks-Money Center)                  651,214
                                                                -----------
                                                                $ 1,212,889

Switzerland  3.06%
             3,200           Credit Suisse Group
                              (Banks-Money Center)                  495,835
             1,200           Zurich Versicherungs-Gesellschaft
                              (Multi-line Insurance)                572,623
                                                                -----------
                                                                $ 1,068,458

United Kingdom  8.97%
            57,000           Lloyds TSB Group PLC
                              (Banks-Money Center)                  742,856
            32,000           Next PLC (Retail)                      365,916
            67,000           Norwich Union
                              (Life/Health Insurance)               402,383(b)
            56,404           Powerscreen International PLC
                              (Machinery-General Industrial)        567,009
            45,000           Reed International
                              (Publishing-Books)                    429,449
            49,000           United Utilities PLC (Utililties)      628,872
                                                                -----------
                                                                $ 3,136,484

30               See accompanying notes to financial statements.

                                                                  Citizens Trust
                                            Statement of Investments (unaudited)

Citizens Global Equity Portfolio (Con't.)

      Share Amount           Security                                 Value
                             Description                           (Note 1)
United States  31.69%
             6,300           Air Products and Chemicals Incorporated
                              (Chemicals-Diversified)               518,175
            28,000           AirTouch Communications Incorporated
                              (Telecommunication Services)        1,163,750(b)
            15,700           Autoliv Incorporated (Auto/Truck
                              Part and Equipment)                   514,175
            16,000           Bank New York Incorporated
                              (Money Center Banks)                  925,000
             4,000           Bankers Trust New York Corporation
                              (Money Center Banks)                  449,750
            15,450           Cisco Systems Incorporated
                              (Networking Products)                 861,338(b)
            15,750           Home Depot Incorporated
                              (Retail-Building Products)            927,281
            10,000           Illinois Tool Works Incorporated
                              (Miscellaneous Manufacture)           601,250
            12,000           Intel Corporation
                              (Electronic Compo-Semicon)            843,000
            14,000           Littelfuse Incorporated (Electric
                              Products-Miscellaneous)               348,250(b)
            15,300           O'Reilly Automotive Incorporated
                              (Retail-Auto Parts)                   401,625(b)
            14,100           Protective Life Corporation
                              (Life/Health Insurance)               842,475
            20,000           Sun Guard Data Systems
                              (Computer Services)                   620,000(b)
            14,800           Sun Microsystems Incorporated
                              (Computers-Micro)                     590,150(b)
            10,000           Suntrust Banks Incorporated
                              (Super-Regional Banks)                713,750
            25,000           Worldcom Incorporated
                              (Telephone-Long Distance)             756,250(b)
                                                                -----------
                                                                $11,076,219

Venezuela   2.07%
            17,400           Compania Anonima Nacional Telefonos
                              de Venezuela (ADR) (Telephone-
                              Integrated)                           724,275
                                                                -----------
                                                                $   724,275
                                                                -----------
Total Equities (Cost $26,520,368)                               $32,507,109

Short Term Investments
                             State Street Bank and Trust
                              Repurchase Agreement
         2,402,000            5.30% 01/02/98                      2,402,000
                                                                -----------
Total Short Term Investments (Cost$2,402,000)                   $ 2,402,000
                                                                -----------
Total Investments (Cost $28,922,368)(a) 99.89%                  $34,909,109
Other assets, less liabilities  0.11%                           $    39,414
                                                                -----------
Net Assets                                                      $34,948,523
                                                                ===========

Key:
(a) Cost for federal income tax purposes is the same.
(b) Non-income producing security.
(c) Collateralized by U.S. Government Securities having a market value of $2,452,468; value at maturity $2,402,707.

                 See accompanying notes to financial statements.              31

1997 Semi-Annual Report
Statement of Assets and Liabilities - December 31, 1997 (unaudited)

                                            Working Assets Money Citizens Income
                                                Market Portfolio       Portfolio
ASSETS
Investments in securities, at market value
 (Identified cost $119,190,664, $43,569,442,
   $176,663,192, $67,097,944, and $29,522,755
   respectively) (Note 1)                           $119,190,664    $ 45,157,206
Cash                                                   1,784,108              32
Receivable for:
 Interest                                                158,344         758,874
 Dividends                                                    --              --
 Fund shares sold                                             --          11,501
 Investment securities sold                                   --              --
Deferred organization costs (Note 1)                          --              --
Other assets                                                  --              --
Prepaid expenses                                          45,678         116,524
                                                    ------------    ------------
Total Assets                                        $121,178,794    $ 46,044,137
                                                    ------------    ------------
LIABILITIES
Payables for:
 Investment securities purchased                              --              --
 Fund shares redeemed                                     43,609              --
 Distributions                                           442,464         247,891
Accrued expenses                                          61,396              --
Other accounts payable                                       433              --
                                                    ------------    ------------
Total Liabilities                                   $    547,902    $    247,891
                                                    ------------    ------------
NET ASSETS                                          $120,630,892    $ 45,796,246
                                                    ============    ============
Retail Shares
 Net assets                                         $102,763,641    $ 45,796,246
 Shares outstanding                                  102,886,864       4,189,193
 Net asset value, offering and redemption
  price per share                                   $       1.00    $      10.93
Institutional Shares
 Net assets                                         $ 17,867,251              --
 Shares outstanding                                   17,867,251              --
 Net asset value, offering and
  redemption price per share                        $       1.00              --
                                                    ------------    ------------
NET ASSETS
At December 31, 1997 net assets consisted of:
Paid-in capital                                     $120,630,892    $ 44,119,464
Accumulated net investment deficit                            --              --
Accumulated net realized gain (loss)                          --          89,018
Net unrealized appreciation of investments                    --       1,587,765
                                                    ------------    ------------
                                                    $120,630,892    $ 45,796,246
                                                    ============    ============

32               See accompanying notes to financial statements.

                                                                  Citizens Trust
             Statement of Assets and Liabilities - December 31, 1997 (unaudited)

                                                Citizens Index Citizens Emerging   Citizens Global
                                                     Portfolio  Growth Portfolio  Equity Portfolio
ASSETS
Investments in securities, at market value
 (Identified cost $119,190,664, $43,569,442,
   $176,663,192, $67,097,944, and $29,522,755
   respectively) (Note 1)                        $ 275,025,765     $  76,572,020     $  35,508,832
Cash                                                        53               129               563
Receivable for:
 Interest                                                  245               959               353
 Dividends                                             224,874            26,718            71,545
 Fund shares sold                                       37,072            20,000            33,354
 Investment securities sold                          1,104,651                --           540,971
Deferred organization costs (Note 1)                    36,868                --                --
Other assets                                               763                --                --
Prepaid expenses                                            --             1,828             1,208
                                                 -------------     -------------     -------------
Total Assets                                     $ 276,430,291     $  76,621,654     $  36,156,826
                                                 -------------     -------------     -------------
LIABILITIES
Payables for:
 Investment securities purchased                     1,741,993         4,757,491         1,138,078
 Fund shares redeemed                                   49,215               148            47,527
 Distributions                                           1,626               882               159
Accrued expenses                                        23,274            78,513            17,439
Other accounts payable                                     303                --             5,100
                                                 -------------     -------------     -------------
Total Liabilities                                    1,816,411         4,837,034         1,208,303
                                                 -------------     -------------     -------------
NET ASSETS                                       $ 274,613,880     $  71,784,620     $  34,948,523
                                                 =============     =============     =============
Retail Shares
 Net assets                                      $ 257,031,828     $  71,784,620     $  34,948,523
 Shares outstanding                                 13,314,633         4,881,786         2,462,072
 Net asset value, offering and redemption
  price per share                                $       19.30     $       14.70     $       14.19
Institutional Shares
 Net assets                                      $  17,582,052                --                --
 Shares outstanding                                  1,120,457                --                --
 Net asset value, offering and
  redemption price per share                     $       15.69                --                --
                                                 -------------     -------------     -------------
NET ASSETS
At December 31, 1997 net assets consisted of:
Paid-in capital                                  $ 176,142,446     $  63,742,241     $  29,036,682
Accumulated net investment deficit                    (381,803)         (513,221)         (391,017)
Accumulated net realized gain (loss)                   490,664          (918,476)          316,781
Net unrealized appreciation of investments          98,362,573         9,474,076         5,986,077
                                                 -------------     -------------     -------------
                                                 $ 274,613,880     $  71,784,620     $  34,948,523
                                                 =============     =============     =============

                See accompanying notes to financial statements.               33

1997 Semi-Annual Report
Statement of Operations - Six Months Ending December 31, 1997 (unaudited)

                                                    Working Assets         Citizens
                                                      Money Market           Income
                                                         Portfolio        Portfolio
                                                         ---------        ---------
Investment Income
 Interest                                             $  2,988,517     $  1,522,190
 Dividends                                                      --               --
                                                      ------------     ------------
Total investment income                                         --        1,522,190
                                                      ------------     ------------
Expenses
 Investment management fees (Note 2)                       184,007          133,803
 Transfer agent fees                                       122,706           38,904
 Custody and accounting fees                                34,849           17,368
 Distribution expense (Note 2)                              87,239           51,463
 Administration expense (Note 2)                            91,258           30,459
 Legal and audit fees                                        8,773            4,602
 Registration fees                                           7,964            4,442
 Trustees' fees and expenses                                 7,185            6,852
 Printing and postage                                        8,807            2,733
 Dues and insurance                                          5,250            1,491
 Shareholder services                                       47,076           15,043
 Other expenses                                             17,510            5,530
 Amortization of organization costs                             --               --
                                                      ------------     ------------
Total expenses                                             622,624          312,690
 Reimbursement by Adviser (Note 2)                         (21,738)              --
                                                      ------------     ------------
Net expenses                                               600,886          312,690
                                                      ------------     ------------
Net investment income (loss)                             2,387,631        1,209,500
                                                      ------------     ------------
Realized and Unrealized Gain (Loss) on Investments
 Realized gain/(loss) on investments and
  foreign currency transactions                                 --          217,964
 Net change in unrealized
  appreciation on investments and foreign currencies            --        1,223,316
                                                      ------------     ------------
Net realized and unrealized gain
 on investments and foreign currencies                          --        1,441,280
                                                      ------------     ------------
Net increase in net assets
 resulting from operations                            $  2,387,631     $  2,650,780
                                                      ============     ============


(a) Net of $5,024 of foreign taxes withheld.

34              See accompanying notes to financial statements.

                                                                  Citizens Trust
       Statement of Operations - Six Months Ending December 31, 1997 (unaudited)

                                                        Citizens         Emerging         Citizens
                                                           Index           Growth    Global Equity
                                                       Portfolio        Portfolio        Portfolio
                                                       ---------        ---------        ---------
Investment Income
 Interest                                           $     42,069     $    115,743     $     93,356
 Dividends                                             1,571,066           95,725          114,255(a)
                                                    ------------     ------------     ------------
Total investment income                                1,613,135          211,468          207,611
                                                    ------------     ------------     ------------
Expenses
 Investment management fees (Note 2)                     641,709          342,560          166,484
 Transfer agent fees                                     153,744          104,820           41,696
 Custody and accounting fees                              66,406           20,265           34,857
 Distribution expense (Note 2)                           301,358           85,640           41,621
 Administration expense (Note 2)                         654,827           66,906           28,227
 Legal and audit fees                                     14,964            6,362            4,750
 Registration fees                                         6,103            4,748            4,561
 Trustees' fees and expenses                               6,663            7,016            7,391
 Printing and postage                                     13,866           10,479            3,298
 Dues and insurance                                        7,887            4,379            1,440
 Shareholder services                                     75,190           59,618           18,058
 Other expenses                                           32,829           11,895           10,567
 Amortization of organization costs                        3,917               --               --
                                                    ------------     ------------     ------------
Total expenses                                         1,979,463          724,688          362,950
 Reimbursement by Adviser (Note 2)                            --               --               --
                                                    ------------     ------------     ------------
Net expenses                                           1,979,463          724,688          362,950
                                                    ------------     ------------     ------------
Net investment income (loss)                            (366,328)        (513,220)        (155,339)
                                                    ------------     ------------     ------------
Realized and Unrealized Gain (Loss) on Investments
 Realized gain/(loss) on investments and
  foreign currency transactions                        6,131,088        5,071,020        1,443,931
 Net change in unrealized
  appreciation on investments and foreign currencies  22,520,918        2,931,787         (759,263)
                                                    ------------     ------------     ------------
Net realized and unrealized gain
 on investments and foreign currencies                28,652,006        8,002,807          684,668
                                                    ------------     ------------     ------------
Net increase in net assets
 resulting from operations                          $ 28,285,678     $  7,489,587     $    529,329
                                                    ============     ============     ============

                See accompanying notes to financial statements.               35

1997 Semi-Annual Report
Statement of Changes in Net Assets

                                                 Working Assets                     Citizens
                                             Money Market Portfolio             Income Portfolio
                                             ----------------------             ----------------
                                           For the six         For the     For the six         For the
                                          months ended      year ended    months ended      year ended
                                              12/31/97         6/30/97        12/31/97         6/30/97
                                           (unaudited)                      (unaudited)
Operations
 Net investment income                    $  2,387,631    $  4,227,404    $  1,209,500    $  2,160,329
 Net realized gain on
  investments                                       --              --         217,964         330,690
 Net change in unrealized appreciation
  (depreciation) of investments                     --              --       1,223,316         503,520
                                          ------------    ------------    ------------    ------------
 Net increase in net assets
  resulting from operations                  2,387,631       4,227,404       2,650,780       2,994,539
                                          ------------    ------------    ------------    ------------
 Distributions to shareholders from:
 Net investment income -
  Retail                                    (1,939,185)     (3,426,811)     (1,209,526)     (2,160,329)
 Net investment income -
  Institutional                               (448,446)       (800,593)             --              --
 Net realized gain on
  investments - Retail                              --              --         (28,154)             --
 Net realized gain on
  investments - Insitutional                        --              --              --              --
                                          ------------    ------------    ------------    ------------
Total distributions                         (2,387,631)     (4,227,404)     (1,237,680)     (2,160,329)
                                          ------------    ------------    ------------    ------------
Increase in net assets
 resulting capital share
 transactions (Note 5)                      17,947,595       9,818,284      11,153,993         120,108
                                          ------------    ------------    ------------    ------------
Total increase in net assets                17,947,595       9,818,284      12,567,093         954,318
Net Assets
 Beginning of period                       102,683,297      92,865,013      33,230,170      32,275,852
                                          ------------    ------------    ------------    ------------
 End of period                            $120,630,892    $102,683,297    $ 45,797,263    $ 33,230,170
 Accumulated net
  investment deficit
 End of period                            $         --    $         --    $         --    $         --
                                          ============    ============    ============    ============

36              See accompanying notes to financial statements.

                                                                  Citizens Trust
                                              Statement of Changes in Net Assets

          Citizens                        Citizens                        Citizens
      Index Portfolio                  Emerging Growth             Global Equity Portfolio
      ---------------                  ---------------             -----------------------
 For the six         For the     For the six         For the     For the six         For the
months ended      year ended    months ended      year ended    months ended      year ended
    12/31/97         6/30/97        12/31/97         6/30/97        12/31/97         6/30/97
  (unaudited)                     (unaudited)                     (unaudited)
$   (366,328)   $    106,984    $   (513,220)   $   (665,517)   $   (155,339)   $   (143,194)

   6,131,088       8,049,314       5,071,020      (1,434,350)      1,443,931         393,718

  22,520,918      47,548,634       2,931,787       4,711,273        (759,263)      4,332,342
------------    ------------    ------------    ------------    ------------    ------------

  28,285,678      55,704,932       7,489,587       2,611,406         529,329       4,582,866
------------    ------------    ------------    ------------    ------------    ------------


     (34,132)       (633,846)             --              --              --              --

     (79,294)        (65,259)             --              --              --              --

 (11,994,101)       (971,044)     (4,557,534)     (4,391,320)     (1,327,373)             --

    (996,483)        (65,259)             --              --              --              --
------------    ------------    ------------    ------------    ------------    ------------
 (13,104,010)     (1,735,408)     (4,557,534)     (4,391,320)     (1,327,373)             --
------------    ------------    ------------    ------------    ------------    ------------


  35,315,579      25,643,131       8,511,636      25,711,568       6,173,611       9,394,757
------------    ------------    ------------    ------------    ------------    ------------
  50,497,247      79,612,655      11,443,689      23,931,654       5,375,567      13,977,623

 224,116,633     144,503,978      60,340,931      36,409,277      29,572,956      15,595,333
------------    ------------    ------------    ------------    ------------    ------------
$274,613,880    $224,116,633    $ 71,784,620    $ 60,340,931    $ 34,948,523    $ 29,572,956


$   (381,803)   $     97,952    $   (513,221)             --    $   (391,017)             --
============    ============    ============    ============    ============    ============

                See accompanying notes to financial statements.               37

1997 Semi-Annual Report
Financial Highlights

              Working Assets Money Market Portfolio - Retail Class

                                 For the six       For the       For the       For the       For the       For the
                                months ended    year ended    year ended    year ended    year ended    year ended
                                    12/31/97       6/30/97       6/30/96       6/30/95       6/30/94       6/30/93
                                 (unaudited)
Selected Per-Share Data
Net asset value,
 beginning of period                   $1.00         $1.00         $1.00         $1.00         $1.00         $1.00
                                      ------        ------        ------        ------        ------        ------
 Income from investment
  operations
  Net investment income                0.043         0.042         0.045         0.044         0.023         0.024
 Less distributions
  Dividends (from net
   investment income)                 (0.043)       (0.042)       (0.045)       (0.044)       (0.023)       (0.024)
Net asset value, end of period         $1.00         $1.00         $1.00         $1.00         $1.00         $1.00
                                      ======        ======        ======        ======        ======        ======
Total return                            2.27%         4.30%         4.60%         4.51%         2.35%         2.43%
Ratios and Supplemental Data
 Net assets, end of period
  (thousands)                       $102,764       $85,179       $78,326       $97,611      $103,766      $152,625
 Ratio of expenses to
  average net assets                    1.24%         1.27%         1.21%         1.16%         1.16%         1.11%
 Ratio of expenses to
  average net assets
  prior to reimbursement                1.29%         1.39%         1.21%         1.16%         1.16%         1.11%
 Ratio of expenses to average
  net assets net of
  reimbursement and
  fee waivers                           1.24%         1.25%         1.18%         1.16%         1.16%         1.11%
 Ratio of net income
  to average net assets                 4.45%         4.23%         4.56%         4.39%         2.31%         2.41%
 Ratio of net income
  to average net assets
  prior to reimbursement                4.50%         4.12%         4.56%         4.39%         2.31%         2.41%

*  Commencement of Operations February 1, 1996.
** Annualized.

38               See accompanying notes to financial statements.

                                                                  Citizens Trust
                                                            Financial Highlights

                    Working Assets Money Market Portfolio -
                              Institutional Class

 For the six       For the         For the
months ended    year ended    period ended
    12/31/97       6/30/97         6/30/96*
 (unaudited)


       $1.00         $1.00           $1.00
      ------        ------          ------


       0.049         0.049           0.021


      (0.049)       (0.049)         (0.021)
       $1.00         $1.00           $1.00
      ======        ======          ======
        2.55%         5.01%           2.09%


     $17,867       $17,504         $14,539

        0.67%         0.60%           0.47%**


        0.67%         0.60%           0.47%



        0.67%         0.60%           0.47%

        5.01%         4.92%           5.16%**


        5.01%         4.92%           5.16%

                See accompanying notes to financial statements.               39

1997 Semi-Annual Report
Financial Highlights

                                                                 Citizens Income Portfolio

                                      For the          For the        For the        For the          For the          For the
                                   six months             year           year           year             year             year
                                        ended            ended          ended          ended            ended            ended
                                     12/31/97          6/30/97        6/30/96        6/30/95          6/30/94          6/30/93
                                  (unaudited)

                     Selected Per-Share Data

Net asset value,
 beginning of period                   $10.56           $10.28         $10.38         $10.04           $10.60           $10.07
                                       ------           ------         ------         ------           ------           ------
 Income from
  investment operations
  Net investment income (loss)           0.47             0.67           0.66           0.65             0.55             0.46
  Net gain (loss)
   on securities (both
  realized and unrealized)               0.57             0.28          (0.10)          0.36            (0.54)            0.54
                                       ------           ------         ------         ------           ------           ------
  Total from investment
   operations                            1.04             0.95           0.56           1.01             0.01             1.00
                                       ------           ------         ------         ------           ------           ------
 Less distributions
  Dividends (from net
   investment income)                   (0.66)           (0.67)         (0.66)         (0.65)           (0.55)           (0.47)
  Distributions (from net
   realized gains)                      (0.01)              --             --          (0.02)           (0.02)              --
                                       ------           ------         ------         ------           ------           ------
 Total distributions                    (0.67)           (0.67)         (0.66)         (0.67)           (0.57)           (0.47)
                                       ------           ------         ------         ------           ------           ------
Net asset value, end of period         $10.93           $10.56         $10.28         $10.38           $10.04           $10.60
                                       ======           ======         ======         ======           ======           ======
Total return                             6.60%            9.57%          5.48%         10.45%            5.09%           12.58%
Ratios and Supplemental Data
 Net assets, end
  of period (thousands)               $45,796          $33,230        $32,276        $30,122          $24,410          $12,601
 Ratio of expenses
  to average net assets                  1.52%            1.47%          1.43%          1.35%            1.25%            1.42%
 Ratio of expenses
  to average net assets
  prior to reimbursement
  & fee waivers                          1.52%            1.47%          1.48%          1.48%            2.01%            2.38%
 Ratio of expenses
  to average net assets
  net of reimbursement
  & fee waivers                          1.52%            1.41%          1.38%          1.35%            1.25%            1.42%
 Ratio of net income
  (loss) to average net assets           5.88%            6.44%          6.26%          6.47%            5.43%            4.98%
 Ratio of net income (loss) to
  average net assets prior
  to reimbursement                       5.88%            6.44%          6.21%          6.34%            4.68%            4.02%
 Portfolio turnover rate                53.88%           64.56%         41.36%         46.03%           52.62%           22.35%
 Average broker commission
  per share

     *  Annualized
     ** Commencement of operations March 3, 1995
40   ***Commencement of operations January 25, 1996

                                                                  Citizens Trust
                                                            Financial Highlights

              Citizens Index Portfolio                         Citizens Index Portfolio
                   Retail Shares                                 Institutional Shares

    For the        For the      For the      For the          For the        For the   For the
 six months           year         year       period       six months           year    period
      ended          ended        ended        ended            ended          ended     ended
   12/31/97        6/30/97      6/30/96      6/30/95**       12/31/97        6/30/97   6/30/96***
(unaudited)                                               (unaudited)




     $18.04         $13.41       $10.94       $10.00           $14.84         $11.00    $10.00
     ------         ------       ------       ------           ------         ------    ------


      (0.03)            --         0.08         0.01               --           0.08      0.08


       2.24           4.78         2.47         0.93             1.80           3.94      0.92
     ------         ------       ------       ------           ------         ------    ------

       2.21           4.78         2.55         0.94             1.80           4.02      1.00
     ------         ------       ------       ------           ------         ------    ------


         --          (0.06)       (0.03)          --               --          (0.09)       --

      (0.95)         (0.09)       (0.05)          --            (0.95)         (0.09)       --
     ------         ------       ------       ------           ------         ------    ------
      (0.95)         (0.15)       (0.08)          --            (0.95)         (0.18)       --
     ------         ------       ------       ------           ------         ------    ------
     $19.30         $18.04       $13.41       $10.94           $15.69         $14.84    $11.00
     12.29%         35.88%       23.41%        9.40%*          12.68%         36.93%    10.00%*
     ======         ======       ======       ======           ======        =======    =======


    257,032       $211,116     $136,980     $106,096          $17,582        $13,001    $7,524

      1.59%          1.63%        1.82%        1.75%*           0.80%          0.88%     1.01%*



      1.59%            N/A        1.82%          N/A            0.80%          0.88%     0.98%*



      1.59%            N/A        0.68%          N/A            0.80%          0.88%     2.37%*

     -0.33%          0.02%        0.68%        0.98%*           0.46%          0.76%     2.37%*


     -0.33%          0.02%        0.68%        0.98%*           0.46%          0.76%     2.37%*
     10.12%         18.64%        6.44%       64.95%           10.12%         18.64%     6.44%*

    $0.0464        $0.0443           --           --          $0.0464        $0.0443        --


                See accompanying notes to financial statements.               41

1997 Semi-Annual Report
Financial Highlights - Six Months Ending December 31, 1997 (unaudited)

                                          Citizens Emerging Growth Portfolio

                                      For the        For the        For the        For the          For the
                                   six months     year ended     year ended     year ended     period ended
                               ended 12/31/97        6/30/97        6/30/96        6/30/95          6/30/94**
                                  (unaudited)

Selected Per-Share Data
Net asset value, beginning
 of period                             $14.14         $14.87         $11.87          $9.93           $10.00
                                       ------         ------         ------         ------           ------
  Income (loss) from
    investment operations
   Net investment income (loss)         (0.11)         (0.16)         (0.13)          0.07             0.01
   Net gain (loss) on securities
    (both realized and
    unrealized)                          1.67           0.68           4.72           2.18            (0.08)
                                       ------         ------         ------         ------           ------
     Total from investment
     operations                          1.56           0.52           4.59           2.25            (0.07)
                                       ------         ------         ------         ------           ------
   Less distributions
   Dividends (from net
    investment income)                      -              -              -          (0.09)               -
   Distributions (from net
    realized gains)                     (1.00)         (1.25)         (1.59)         (0.22)               -
                                       ------         ------         ------         ------           ------
    Total distributions                 (1.00)         (1.25)         (1.59)         (0.31)               -
                                       ------         ------         ------         ------           ------
Net asset value, end of period         $14.70         $14.14         $14.87         $11.87            $9.93
                                       ------         ------         ------         ------           ------
Total return                           11.44%          4.03%         42.43%         23.24%           -1.80%*
                                       ------         ------         ------         ------           ------
Ratios and Supplemental Data
   Net assets, end of period
    (thousands)                       $71,785        $60,341        $36,409        $10,638           $3,754
   Ratio of expenses to
    average net assets                  2.12%          2.01%          2.10%          1.90%            1.89%*
   Ratio of expenses to average
    net assets prior to reimbursement
    & fee waivers                       2.12%          2.01%          2.34%          2.93%            3.81%*
   Ratio of expenses to average
    net assets net of
    reimbursement & fee waivers         2.12%          1.99%          2.02%          1.90%            1.89%*
   Ratio of net income (loss)
    to average net assets              -1.50%         -1.32%         -1.64%          0.53%            0.63%*
   Ratio of net income (loss)
    to average net assets
    prior to reimbursement             -1.50%         -1.32%         -1.88%         -0.50%           -1.29%*
   Portfolio turnover rate            123.60%        228.66%        337.41%        231.30%           33.35%
   Average broker commision
    per share                         $0.0212        $0.0222              -              -                -

*  Annualized
** Commencement of operations February 8, 1994

42            See accompanying notes to financial statements.

                                                                  Citizens Trust
          Financial Highlights - Six Months Ending December 31, 1997 (unaudited)

                    Citizens Global Equity Portfolio

       For the        For the        For the        For the          For the
    six months     year ended     year ended     year ended     period ended
ended 12/31/97        6/30/97        6/30/96        6/30/95          6/30/94**
   (unaudited)



        $14.47         $11.89         $10.69          $9.80           $10.00
        ------         ------         ------          -----           ------


         (0.08)         (0.07)         (0.10)         (0.01)            0.01


          0.36           2.65           1.43           0.96            (0.21)
        ------         ------         ------          -----           ------

          0.28           2.58           1.33           0.95            (0.20)
        ------         ------         ------          -----           ------


             -              -              -              -                -

         (0.56)             -          (0.13)         (0.06)               -
        ------         ------         ------          -----           ------
         (0.56)             -          (0.13)         (0.06)               -
        ------         ------         ------          -----           ------
        $14.19         $14.47         $11.89         $10.69            $9.80
        ------         ------         ------          -----           ------
         1.93%         21.70%         12.52%          9.77%           -5.14%*
        ------         ------         ------          -----           ------


       $34,951        $29,573        $15,595         $9,503           $5,639

         2.18%          2.33%          2.72%          2.50%            2.50%*


         2.18%          2.33%          2.72%          2.99%            3.16%*


         2.18%          2.10%          1.55%          2.50%            2.50%

        -0.93%         -0.69%         -1.01%          0.00%            0.25%


        -0.93%          -0.69         -1.01%         -0.49%           -0.41%*
        42.36%         69.34%         85.92%         22.10%            0.00%

       $0.0199        $0.0204              -              -                -

            See accompanying notes to financial statements.                   43

1997 Semi-Annual Report
Notes to Financial Statements - December 31, 1997 (unaudited)

NOTE 1 - Summary of Significant Accounting Policies

Organization
Working Assets Money Market Portfolio, Citizens Income Portfolio, Citizens Index Portfolio, Citizens Emerging Growth Portfolio and the Citizens Global Equity Portfolio (the "Portfolios") are each a series of shares of beneficial interest of Citizens Investment Trust ("Citizens Trust" or the "Trust"). The Trust is registered as an open-end management company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Massachusetts business trust on November 24, 1982, and is authorized to issue an unlimited number of no par value shares in one or more series. The following is a summary of significant accounting policies followed by the Portfolios.

Primary Objectives of Portfolios
Working Assets Money Market Portfolio - current income consistent with safety and liquidity.

Citizens Income Portfolio - invests in fixed income securities to generate current income and pay a dividend every month.

Citizens Index Portfolio- market-weighted portfolio of 300 companies with the objective of long-term capital appreciation.

Citizens Emerging Growth Portfolio - invests in promising small and medium sized companies with the objective of aggressive growth.

Citizens Global Equity Portfolio - holds U.S. and foreign stocks for capital appreciation.

Security Valuation
Working Assets Money Market Portfolio's securities are valued at amortized cost (premiums and discounts are amortized on a straight-line basis), which has been determined by the Board of Trustees to represent fair value. With respect to the other Portfolios, securities for which market quotations are readily available are valued at the most recent closing sale price or, if there is no closing sale price, at the bid price except for municipal bonds which are valued at the mean between the bid and asked price. Fixed income securities maturing within sixty days are normally valued at cost, plus or minus any amortized discount or premium, provided that the Board of Trustees determines that amortized cost equals market value. All securities for which market quotations are not readily available will be fairly valued by Citizens Adviser, the Trust's adviser, in good faith under the supervision of the Board of Trustees.

Security Transactions, Investment Income and Other
Security transactions are recorded on the trade date. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses are recorded on the identified cost basis. The Money Market Portfolio seeks to maintain a continuous net asset value per share of $1.00 and intends to comply with the maturity, diversification and quality requirements of Rule 2a-7 under the 1940 Act in order to be considered a money market fund. If net asset value per share using available market information deviates from $1.00 by $.005 or more, the Board of Trustees would consider what steps, if any, should be taken to restore net asset value per share to $1.00.

Call and Put Options
Citizens Emerging Growth Portfolio, Citizens Global Equity Portfolio and Citizens Index Portfolio - When a Portfolio writes a call or put option, an amount equal to the premium received is reflected as a liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. If an option which a Portfolio has written either expires on its stipulated expiration date,

                                                                  Citizens Trust
                   Notes to Financial Statements - December 31, 1997 (unaudited)

or if the Portfolio enters into a closing purchase transaction, the Portfolio realized a gain (or loss if the cost of the closing transaction exceeds the premium received when the option is sold), and the liability related to such option is extinguished. If a call option which a Portfolio has written is exercised, the Portfolio realized a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which a Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchases upon exercise of the options.

The premium paid by a Portfolio for the purchase of a call or put option is recorded as an investment and subsequently "marked to market" to reflect the current market value of the option purchased. If an option which a Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a loss in the amount of the cost of the option. If a Portfolio enters into a closing transaction, it realizes a gain (loss) if the proceeds from the sale are greater (less) than the cost of the option purchased. If a Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a Portfolio exercises a call option, the cost of the security purchased upon exercise is increased by the premium originally paid. These option contracts may be listed for treading on a national securities exchange or traded over-the-counter. Over-the-counter options are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer. A Portfolio as writer of a call option, loses the potential for gain on the underlying security above the exercise price while the option is outstanding. By writing a put option, a Portfolio might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

Distributions
Citizens Income Portfolio distributes net investment income to shareholders monthly and net capital gains, if any, annually. With respect to Citizens Index Portfolio, Citizens Emerging Growth Portfolio and Citizens Global Equity Portfolio, distributions to shareholder from net investment income and net capital gains, if any, are distributed annually. With respect to the Working Assets Money Market Portfolio, dividends from net investment income are accrued daily and are reinvested in additional shares or paid in cash monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses and deferral of post-October losses.

Federal Income Taxes
No provision has been made for federal taxes on the Portfolios' income since it is the policy of the Portfolios to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders.

Deferred Organization Costs
All costs incurred in connection with the organization, registration and/or reorganization of the Portfolios have been paid by the Portfolios. These costs are being amortized on a straight line basis over a period not to exceed sixty months. Costs of $123,223 for the E*Fund Portfolio were written off and charged to capital during the six months ending December 31, 1997.

Use of Estimates in Financial Statements
In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the period. Actual results may differ from these estimates.

1997 Semi-Annual Report
Notes to Financial Statements - December 31, 1997 (unaudited)

NOTE 2 - Investment Advisory Fee and Other Transactions with Affiliates Citizens Advisers (the "Adviser"), formerly known as Working Assets Management Company, serves as Adviser to each of the Portfolios. Citizens Securities (the "Distributor") is a wholly owned subsidiary of the Adviser and serves as the Distributor of each of the Portfolios' shares. Under the terms of the management contract, the Adviser is paid a monthly fee based on an annual rate of each Portfolio's average net assets. Those rates are a follows: Working Assets Money Market Portfolio, .35%; Citizens Income Portfolio, .65%; Citizens Index Portfolio, .50%; Citizens Emerging Growth Portfolio and Citizens Global Equity Portfolio, 1.00%. The Adviser has agreed to reduce or eliminate its fee to the extent that the total expenses of a Portfolio for any fiscal year (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) exceed the following limits: Working Assets Money Market Portfolio, 1.50% of the first $40 million of average net assets and 1% thereafter; Citizens Income Portfolio, 1.75% of the first $75 million of average net assets and 1.25% thereafter; Citizens Emerging Growth Portfolio and Citizens Global Equity Portfolio, 2.10% and 2.50%, respectively, of average net assets. The Adviser may also voluntarily reduce its fee or waive reimbursement of distribution costs so that the total expenses of a Portfolio are below such limits. Such voluntary reimbursements may cease at any time. Reimbursements for the period ended December 31, 1997, were $21,738 for the Working Assets Money Market Portfolio.

Seneca Capital Management serves as the Sub-Adviser for the Citizens Income Portfolio and Citizens Emerging Growth Portfolio. Clemente Capital, Inc. serves as the Sub-Adviser for Citizens Global Equity Portfolio and RhumbLine Advisers serves as the Sub-Adviser for Citizens Index Portfolio. For their services, the Sub-Advisers receive fees, paid by the Adviser as follows:

                           Percent of average       Percent of management
                                   net assets            fee paid Adviser
                                   ----------            ----------------
Money Market Portfolio                 .08%                             _
Income Portfolio                       .165%                            _
Index Portfolio                        .10%                             _
Emerging Growth Portfolio                _                            35%
Global Equity Portfolio                .35%                             _

The Trust's distribution agreement allows the Distributor to be reimbursed for distribution-related expenses up to .20% of the average daily net assets of the Working Assets Money Market Portfolio and up to .25% of the average daily net assets of the other Portfolios, with the exception of the Institutional Classes of the Money Market Portfolio and the Citizens Index Portfolio, which have no distribution-related expenses.

Pursuant to an Administrative Services Agreement, the Adviser assumes a number of general administrative services for each Portfolio for which the Adviser is paid a monthly fee based on an annual rate of each Portfolio's average net assets. Those rates are as follows: Working Assets Money Market Portfolio - Retail Class .15%; Citizens Income Portfolio, Citizens Emerging Growth Portfolio and Citizens Global Equity Portfolio .10%; and Citizens Index Portfolio - Retail Class .50%.

Certain officers and trustees of the Trust are "affiliated persons," as defined in the 1940 Act, of the Adviser. Currently, each Trustee who is not an "affiliated person" receives an annual retainer of $6,000 and $1,000 for each day's attendance of a trustee's meeting, except for the Chair, who receives an annual retainer of $9,000 as well as $1,000 for each day's attendance of a trustee's meeting.

                                                                  Citizens Trust
                   Notes to Financial Statements - December 31, 1997 (unaudited)

NOTE 3 - Investment Securities
Purchases of investments, other than short-term securities, aggregated $31,435,451, $47,589,191, $83,483,078 and $4,025,350 for the Citizens Income
Portfolio, Citizens Index Portfolio, Citizens Emerging Growth Portfolio and Citizens Global Equity Portfolio, respectively, for the period ended December 31, 1997. Sales of investments, other than short-term securities, aggregated $5,238,196, $25,871,745, $84,385,921 and $1,477,631 for the
Citizens Income Portfolio, Citizens Index Portfolio, Citizens Emerging Growth Portfolio and Citizens Global Equity Portfolio, respectively, for the period ended December 31, 1997.

The amount of unrealized appreciation (depreciation) of investments as of December 31, 1997, is as follows:

                         Income          Index  Emerging Growth   Global Equity
                      Portfolio      Portfolio        Portfolio       Portfolio
                      ---------      ---------        ---------       ---------
Gross Appreciation   $1,645,610   $104,343,693      $13,027,651      $6,814,581
Gross Depreciation      (56,829)    (5,981,120)      (3,553,575)       (828,504)
                     ----------   ------------      -----------      ----------
Net Appreciation     $1,588,781   $ 98,362,573      $ 9,474,076      $5,986,077
                     ==========   ============      ===========      ==========
Investments have the same cost for tax and financial statement purposes.

NOTE 4 - Restricted Securities
On December 31, 1997, the Citizens Index Portfolio held restricted securities (i.e., securities which may not be publicly sold without registration under the Securities Act of 1933 ( the "1933 Act") or without an exemption under the 1933 Act). These securities are valued at fair value as determined by the Board of Trustees. On December 31, 1997, and on the acquisition dates of the restricted securities, there were no market quotations available for unrestricted securities of the same class. Dates of acquisition and costs of restricted securities are as follows:

                                   Date of
                               Acquisition                Cost
                               -----------                ----
Energia Global,              April 1, 1993            $250,000
 Series A Conv. Pfd

Vulcan Power Co.,             June 1, 1993             300,000
 Class A                                              --------
Total                                                 $550,000
                                                      ========

At December 31, 1997, the cost and market value of Energia Global were the same. Vulcan Power had no market value on December 31, 1997. Total restricted securities represented 0.09% of net assets.

1997 Semi-Annual Report
Notes to Financial Statements - December 31, 1997 (unaudited)

NOTE 5 - Capital Shares
Transactions in capital stock were as follows:

                                                 Working Assets Money Market Portfolio
                                                              Retail Class
                                                 Six Months Ended                Year Ended
                                                December 31, 1997               June 30, 1997
                                           Shares           Value           Shares           Value
                                           ------           -----           ------            ----
Shares sold                           103,468,741    $103,468,741      112,553,683    $112,553,683
Shares issued in connection
 with the acquisition
 of the E*Fund                         20,424,963      20,424,963                -               -
Shares redeemed                      (107,716,940)   (107,716,940)    (109,064,955)   (109,064,955)
Shares issued in
 reinvestment of distributions          1,530,687       1,530,687        3,364,638       3,364,638
                                        ---------       ---------        ---------       ---------
Net increase                           17,707,451     $17,707,451        6,853,366     $ 6,853,366
                                       ==========     ===========        =========     ===========
                                                 Working Assets Money Market Portfolio
                                                           Institutional Class
                                                 Six Months Ended                Year Ended
                                                December 31, 1997               June 30, 1997
                                           Shares           Value           Shares           Value
                                           ------           -----           ------            ----
Shares sold                             6,175,073     $ 6,175,073       13,951,439     $13,951,439
Share redeemed                         (6,175,171)     (6,175,171)     (11,780,996)    (11,780,996)
Shares issued in
 reinvestment of distributions            363,465         363,465          794,475         794,475
                                        ---------       ---------        ---------       ---------
Net increase                              363,367     $   363,367        2,964,918     $ 2,964,918
                                       ==========     ===========        =========     ===========

                                                       Citizens Income Portfolio
                                                 Six Months Ended                Year Ended
                                                December 31, 1997               June 30, 1997
                                           Shares           Value           Shares           Value
                                           ------           -----           ------            ----
Shares sold                               530,024     $ 5,734,966          838,253     $ 8,769,851
Shares issued in connection
 with the acquisition
 of the Muir Portfolio                    996,127      10,678,482                -               -
Shares redeemed                          (562,539)     (6,093,661)      (1,003,548)    (10,461,769)
Shares issued in
 reinvestment of distributions             77,107         834,206          173,608       1,812,026
                                        ---------       ---------        ---------       ---------
Net increase                            1,040,719     $11,153,993           98,313     $   120,108
                                       ==========     ===========        =========     ===========

                                                                  Citizens Trust
                   Notes to Financial Statements - December 31, 1997 (unaudited)

                                                  Citizens Index Portfolio-Retail Class
                                                 Six Months Ended                Year Ended
                                                December 31, 1997               June 30, 1997
                                           Shares           Value           Shares           Value
                                           ------           -----           ------            ----
Shares sold                             1,976,456     $38,778,136        2,973,987     $45,828,710
Shares redeemed                          (976,118)    (19,114,766)      (1,591,178)    (24,219,385)
Shares issued in reinvestment
 of distributions                         614,254      11,775,249          105,816       1,574,541
                                        ---------       ---------        ---------       ---------
Net increase                            1,614,592     $31,438,619        1,488,625     $23,183,866
                                       ==========     ===========        =========     ===========

                                                Citizens Index Portfolio-Institutional Class
                                                 Six Months Ended                Year Ended
                                                December 31, 1997               June 30, 1997
                                           Shares           Value           Shares           Value
                                           ------           -----           ------            ----
Shares sold                               256,454     $ 4,091,261          291,398      $3,682,414
Shares redeemed                           (79,099)     (1,255,110)        (109,750)     (1,348,908)
Shares issued in
 reinvestment of distributions             66,804       1,040,809           10,317         125,759
                                        ---------       ---------        ---------       ---------
Net increase                              244,159     $ 3,876,960          191,965     $ 2,459,265
                                       ==========     ===========        =========     ===========

                                                     Citizens Emerging Growth Portfolio
                                                 Six Months Ended                Year Ended
                                                December 31, 1997               June 30, 1997
                                           Shares           Value           Shares           Value
                                           ------           -----           ------            ----
Share sold                              4,860,464     $74,683,892        5,552,259     $76,934,885
Shares redeemed                        (4,562,752)    (70,555,671)      (4,052,228)    (55,472,753)
Shares issued in
 reinvestment of distributions            315,354       4,383,415          319,747       4,249,436
                                        ---------       ---------        ---------       ---------
Net increase                              613,066     $ 8,511,636        1,819,778     $25,711,568
                                       ==========     ===========        =========     ===========

                                                     Citizens Global Equity Portfolio
                                                 Six Months Ended                Year Ended
                                                December 31, 1997               June 30, 1997
                                           Shares           Value           Shares           Value
                                           ------           -----           ------            ----
Shares sold                               529,456     $ 7,848,481          982,862     $12,555,317
Shares redeemed                          (195,236)     (2,861,424)        (249,910)     (3,160,560)
Shares issued in
 reinvestment of distributions             83,443       1,186,554                -               -
                                        ---------       ---------        ---------       ---------
Net increase                              417,663     $ 6,173,611          732,952     $ 9,394,757
                                       ==========     ===========        =========     ===========

1997 Semi-Annual Report
Notes to Financial Statements - December 31, 1997 (unaudited)

NOTE 6 - Custody of Securities
Under an agreement with the Custodian Bank, custody fees are reduced by credits for cash balances. Such reductions totaled $137,098 and $143,915 for the Trust during the years ended June 30, 1997, and 1996, respectively and $45,471 for the six months ended December 31, 1997.

Note 7 - Acquisition of funds
On September 12, 1997, the Citizens Income Portfolio acquired all the net assets of the Muir California Tax-Free Income Portfolio pursuant to a plan of reorganization approved by the Muir California Tax-Free Income Portfolio shareholders on September 12, 1997. The acquisition was accomplished by exchange of 996,127 shares of the Citizens Income Portfolio (valued at $10,678,482) for the 655,524 shares of the Muir California Tax-Free Income Portfolio outstanding on September 12,1997. The Muir California Tax-Free Income Portfolio's net assets at that date ($10,678,433), including $211,381 of unrealized appreciation, were combined with those of the Citizens Income Portfolio. The aggregate net assets of the Citizens Income Portfolio and the Muir California Tax-Free Income Portfolio were $34,629,785 and $10,678,433, respectively, prior to the acquisition and the combined net assets were $45,308,268 immediately following the acquisition.

On December 5, 1997, the Working Assets Money Market Portfolio Retail Class acquired all the net assets of the E*Fund pursuant to a plan of reorganization approved by the E*Fund shareholders on December 1, 1997. The acquisition was accomplished by a tax-free exchange of 20,424,963 shares of the Working Assets Money Market Portfolio Retail Class (valued at $20,424,963) for the 20,424,963 shares of the E*Fund outstanding on December 5 ,1997. The E*Fund's net assets at that date ($20,424,963) were combined with those of the Working Asset Money Market Portfolio Retail Class. The aggregate net assets of the Working Asset Money Market Portfolio Retail Class and the E*Fund were $85,009,370 and $20,424,963, respectively, prior to the acquisition and the combined net assets were $105,434,333 immediately following the acquisition, including the write-off of $123,223 of unamortized organizational expenses.

Citizens Trust


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                                                                              51

1997 Semi-Annual Report


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52

1997 SEMI-ANNUAL REPORT SERVICE PROVIDERS:

Distributor
Citizens Securities
One Harbour Place, Portsmouth, NH 03801
800-223-7010 [bullet] 603-436-5152

Manager
Citizens Advisers
One Harbour Place, Portsmouth, NH 03801
800-223-7010

Trustees
Azie Taylor Morton, Chair; William D. Glenn II; Sophia Collier*;
Lokelani Devone; Juliana Eades; J.D. Nelson*; Ada Sanchez;
Robert Reich*; Mitchell Johnson
*Interested Trustees

Custodian
State Street Bank and Trust Company
Boston, MA

Transfer Agent & Dividend Disbursing Agent
PFPC Inc.
Wilmington, DE

Legal Counsel
Bingham, Dana, LLP
Boston, MA

Independent Auditors
Tait, Weller & Baker
Philadelphia, PA

World Wide Web Address: http://www.citizensfunds.com
(c)1998 Citizens Advisers
Printed on recycled paper using soy-based inks.

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